Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2023, 2022 and 2021

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

Nassau Life Insurance Company and Delaware Life Insurance Company of New York merged effective July 1, 2023 with Nassau Life Insurance Company as the survivor. As discussed in Note 1, Note 3, and Note 19 to the financial statements, accounting practices prescribed or permitted by the New York State Department of Financial Services require that the financial statements of Nassau Life Insurance Company be revised to reflect the merger as of the beginning of the prior period. Our opinions on the financial statements are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●    Exercise professional judgment and maintain professional skepticism throughout the audit.

●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of Investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 1, 2024

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2023	2022 [1]
Assets:
Bonds	$6,993,422	$7,545,870
Contract loans	2,496,443	2,482,361
Real estate, at depreciated cost	27,446	27,148
Preferred stock	49,028	50,783
Common stock	143,650	27,213
Mortgage loans	517,608	535,875
Cash, cash equivalents and short-term investments	162,242	148,609
Derivatives	3,547	—
Other invested assets	445,747	447,577
Receivables for securities	5,820	3,163
Derivative collateral	63,468	70,474
Total cash and invested assets	10,908,421	11,339,073
Deferred and uncollected premiums	59,164	59,163
Due and accrued investment income	172,735	175,111
Current federal and foreign income tax	11,007	—
Reinsurance recoverables	6,291	11,029
Deferred tax asset	41,533	66,291
Receivables from affiliates	10,503	18,463
Other assets	7,743	10,274
Separate account assets	3,033,301	2,926,015
Total assets	$14,250,698	$14,605,419

Liabilities:
Reserves for future policy benefits	9,364,960	9,804,086
Policyholders’ funds	605,799	411,844
Dividends to policyholders	107,165	112,411
Policy benefits in course of settlement	198,925	116,175
Amounts payable on reinsurance	11,778	34,171
Accrued expenses and general liabilities	161,842	84,700
Current federal and foreign income tax	—	16,792
Reinsurance funds withheld liability	328,562	357,459
Interest maintenance reserve (“IMR”)	68,250	97,902
Transfers to (from) separate account due and accrued	(65,380)	(30,847)
Asset valuation reserve (“AVR”)	117,069	126,354
Purchase price payable and merger adjustments	—	178,922
Separate account liabilities	3,033,301	2,926,015
Total liabilities	13,932,271	14,235,984

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	634,333	614,333
Surplus notes	126,418	126,392
Special surplus funds	2,500	2,500
Unassigned surplus	(454,824)	(383,790)
Total surplus	318,427	369,435
Total liabilities, capital and surplus	$14,250,698	$14,605,419
———————
[1]Amounts for 2022 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Income:
Premium and annuity considerations	$343,202	$305,818	$309,570
Net investment income and amortization of IMR	578,124	621,969	718,275
Commissions and expense allowances on reinsurance ceded	14,037	14,710	14,432
Reserve adjustments on reinsurance ceded	(223,767)	(238,878)	(209,653)
Fees associated with separate account and other miscellaneous income	98,416	107,029	123,076
Total income	810,012	810,648	955,700

Current and future benefits:
Death benefits	566,114	464,636	470,510
Disability and health benefits	3,126	2,457	2,686
Annuity benefits and matured endowments	70,219	72,568	65,660
Surrender benefits	632,220	503,057	524,203
Interest on policy or contract funds	22,851	12,331	10,141
Settlement option payments	22,254	22,669	16,586
Net transfers to (from) separate accounts, net of reinsurance	(267,135)	(178,166)	(298,598)
Change in reserves for future policy benefits and policyholders’ funds	(439,129)	(329,194)	(217,516)
Total current and future benefits	610,520	570,358	573,672

Operating expenses:
Direct commissions	8,528	6,962	8,689
Commissions and expense allowances on reinsurance assumed	5,998	5,167	5,366
Premium, payroll and miscellaneous taxes	6,088	9,440	7,644
Other operating expenses	93,395	95,906	129,696
Total operating expenses	114,009	117,475	151,395
Net gain (loss) from operations before dividends and federal income taxes	85,483	122,815	230,633
Dividends to policyholders	69,339	78,002	57,291
Net gain from operations after dividends and before federal income taxes	16,144	44,813	173,342
Federal and foreign income tax expense (benefit)	(16,814)	6,143	28,581
Net gain from operations before realized capital gains (losses)	32,958	38,670	144,761
Realized capital gains (losses), net of income taxes and IMR	(40,550)	13,343	(3,380)
Net income (loss)	(7,592)	52,013	141,381

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	(8,145)	(58,141)	4,184
Change in deferred income taxes	737	1,101	(9,241)
Change in non-admitted assets	(27,743)	(22,579)	15,042
Change in asset valuation reserve	9,286	37,108	(12,381)
Change in surplus notes	26	26	26
Dividends to stockholder	—	(274,026)	(78,232)
Capital and paid-in surplus	20,000	—	—
Other surplus changes, net	(27,490)	(7,570)	13,968
Merger adjustments	(10,087)	283,650	(12,233)
Net increase (decrease) in capital and surplus	(51,008)	11,582	62,514
Capital and surplus, beginning of year	369,435	357,853	295,339
Capital and surplus, end of year	$318,427	$369,435	$357,853
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

5

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Cash provided by (used for) operations:
Premiums	$405,807	$372,950	$376,015
Investment and other income	811,315	849,743	990,688
Claims and benefits	(1,668,638)	(1,580,595)	(1,477,741)
Dividends paid	(110,858)	(90,841)	(100,329)
Commissions and other expenses	(106,755)	(106,853)	(136,438)
Net transfers from separate accounts	232,602	232,885	288,286
Federal income taxes recovered (paid)	(17,812)	(16,327)	(21,062)
Net cash provided by (used for) operations	(454,339)	(339,038)	(80,581)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	850,727	1,118,031	1,544,755
Proceeds from sales, maturities and repayments of stocks	2,426	16,489	77,692
Proceeds from sales, maturities and repayments of mortgage loans	39,311	123,722	46,607
Proceeds from sales, maturities and repayments of other invested assets	48,048	301,759	39,793
Proceeds from sales, maturities and repayments of other investments	—	—	1,831
Cost of bonds acquired	(343,941)	(632,663)	(1,366,825)
Cost of stocks acquired	(303,285)	(4,117)	(21,458)
Cost of mortgage loans acquired	(22,514)	(55,370)	(105,812)
Cost of other invested assets acquired	(53,803)	(169,566)	(107,755)
Cost of other investments acquired	(9,544)	(74,539)	(12,778)
Net decrease (increase) in contract loans	(14,161)	20,317	(23,665)
Net cash provided by (used for) investments	193,264	644,063	72,385

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	20,000	—	—
Net deposits (withdrawals) of deposit-type contracts	193,955	(13,309)	(50,429)
Dividends to stockholder	—	(274,026)	(78,232)
Other cash provided (applied)	60,753	11,689	(23,795)
Net cash provided by (used for) financing and miscellaneous uses	274,708	(275,646)	(152,456)
Net increase (decrease) in cash and short-term investments	13,633	29,379	(160,652)
Cash and short-term investments, beginning of year	148,609	119,230	279,882
Cash and short-term investments, end of year	$162,242	$148,609	$119,230
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.

The accompanying notes are an integral part of these financial statements.

6

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.     Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for DLNY were retained, and the accounts of NNY were restated to include the accounts of DLNY. DLNY was a provider of life insurance and annuity products with approximately 16,000 policyholders and $1.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

7

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•Merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented. For U.S. GAAP, financial statements are typically not restated, but post-acquisition activity and balance sheet amounts are reflected from the acquisition date.
•Acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus. For U.S. GAAP, acquired entities are carried at fair value as of the acquisition date with any difference between purchase price and fair value recorded to goodwill.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

8

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-Backed and Structured Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. These revisions have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

The Company did not adopt any accounting standards during 2023 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report risk-based capital (“RBC”) under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

In connection with the July 2023 acquisition of DLNY, Nassau committed to the NYDFS to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2028, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. Further, this commitment may be terminated earlier under certain circumstances. As of December 31, 2023, RBC and the surplus to policyholder reserves ratio were in excess of these levels.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

9

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches of securitizations are reported at the lower of cost or market. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries that are included in common stock. The Company has an investment in subsidiary, Nassau Life Insurance Company ABS A-I LLC (“ABS A” or “NNY A-1”), an investment SPV, that was formed in 2023. The Company admits the underlying GAAP equity in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

10

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain/(loss) during the period representing equity index options was $(2.6) million, $0 and $0 as of December 31, 2023, 2022 and 2021, respectively.

11

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge collateralized loan obligation (“CLO”) asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was ($0.1) million, $0 and $(0.1) million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $173.7 million and $176.9 million gross due and accrued investment income at December 31, 2023 and 2022, respectively. There was $1.0 million and $1.8 million due and accrued investment income non-admitted at December 31, 2023 and 2022, respectively. There was $172.7 million and $175.1 million net due and accrued investment income at December 31, 2023 and 2022, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2023 and 2022 were $110.1 million and $82.4 million, respectively. Changes for the years ended December 31, 2023, 2022 and 2021 increased (decreased) surplus by $(27.7) million, $(22.6) million and $15.0 million, respectively.

12

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2023 and 2022, the Company calculated its reserves for variable annuity products under Reg 213.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves resulting from asset adequacy testing.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

13

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $30.8 million in 2024.

During 2023, 2022 and 2021, the Company paid cash dividends of $0, $274.0 million and $78.2 million, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of The Nassau Companies, Inc. (“NC”) and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

14

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $0.5 million, $4.3 million and $9.1 million for 2023, 2022 and 2021, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.8 million, $0.9 million and $0.9 million for 2023, 2022 and 2021, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0 for 2023, 2022 and 2021, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus increased/(reduced) by cumulative unrealized gains/(losses) was $61.0 million, $(44.4) million and $29.5 million as of December 31, 2023, 2022 and 2021, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk-based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

15

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2023, 2022 and 2021:

•$0, $24.2 million and $54.2 million of non-cash investment exchanges as of December 31, 2023, 2022 and 2021, respectively.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

16

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Delaware Life acquisition and merger

After NNY completed its 2023 acquisition of DLNY, DLNY was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2022 and 2021. Refer below to Note 19 – “The Merger” for further details regarding the merger and restatement. All 2023 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2023 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$240,740	$1	$(73,111)	$167,630
All other governments	102,769	605	(15,190)	88,184
States, territories and possessions	34,814	208	(2,578)	32,444
Political subdivisions of states, territories and possessions	64,588	367	(4,949)	60,006
Special revenue	381,050	1,364	(37,390)	345,024
Industrial and miscellaneous (unaffiliated)	4,303,925	30,077	(443,448)	3,890,554
Parent, subsidiaries and affiliates	60,719	407	(5,551)	55,575
Hybrid securities	147,094	177	(11,345)	135,926
Mortgage-backed and asset-backed securities	1,657,723	7,122	(187,672)	1,477,173
Total bonds	$6,993,422	$40,328	$(781,234)	$6,252,516

Preferred stock	$49,028	$668	$(1,460)	$48,236
Common stock	$38,368	$—	$—	$38,368
Common stock - affiliate	$105,282	$—	$—	$105,282

17

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$241,993	$2	$(74,238)	$167,757
All other governments	105,654	901	(16,599)	89,956
States, territories and possessions	34,023	151	(2,703)	31,471
Political subdivisions of states, territories and possessions	75,803	171	(7,191)	68,783
Special revenue	434,440	762	(50,898)	384,304
Industrial and miscellaneous (unaffiliated)	4,870,550	18,452	(610,516)	4,278,486
Parent, subsidiaries and affiliates	59,032	431	(5,631)	53,832
Hybrid securities	170,313	51	(18,121)	152,243
Mortgage-backed and asset-backed securities	1,554,062	2,962	(194,088)	1,362,936
Total bonds	$7,545,870	$23,883	$(979,985)	$6,589,768

Preferred stock	$50,783	$479	$(2,550)	$48,712
Common stock	$27,213	$—	$—	$27,213

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2023 and 2022.

The aging of temporarily impaired general account debt securities as of December 31, 2023 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$483	$(69)	$167,014	$(73,042)	$167,497	$(73,111)
All other governments	11,583	(329)	70,368	(14,861)	81,951	(15,190)
States, territories and possessions	2,663	(291)	23,986	(2,287)	26,649	(2,578)
Political subdivisions	6,415	(451)	38,476	(4,498)	44,891	(4,949)
Special revenue	42,521	(3,100)	254,730	(34,290)	297,251	(37,390)
Industrial and miscellaneous (unaffiliated)	388,043	(58,285)	2,953,840	(385,163)	3,341,883	(443,448)
Parent, subsidiaries and affiliates	23,859	(1,296)	28,431	(4,255)	52,290	(5,551)
Hybrid securities	17,457	(2,087)	110,289	(9,258)	127,746	(11,345)
Mortgage-backed and asset-backed securities	195,894	(10,797)	954,632	(176,875)	1,150,526	(187,672)
Total bonds	$688,918	$(76,705)	$4,601,766	$(704,529)	$5,290,684	$(781,234)
Number of positions at unrealized loss		501		1,852		2,353

The Company reported $6.5 million and $10.6 million of gross unrealized gains and $(9.4) million and $(0.1) million of gross unrealized losses related to common stock for the periods ended December 31, 2023 and 2022, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2023, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $18.8 million with unrealized losses of $9.4 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

18

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
As of December 31, 2023, there are 71 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $34.7 million. Securities in an unrealized loss position for over 12 months consisted of 1,852 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2022 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$80,084	$(10,009)	$87,540	$(64,229)	$167,624	$(74,238)
All other governments	69,866	(11,187)	13,565	(5,412)	83,431	(16,599)
States, territories and possessions	24,533	(2,703)	—	—	24,533	(2,703)
Political subdivisions	55,952	(7,191)	—	—	55,952	(7,191)
Special revenue	307,480	(36,649)	34,218	(14,249)	341,698	(50,898)
Industrial and miscellaneous (unaffiliated)	3,487,828	(504,289)	328,394	(106,227)	3,816,222	(610,516)
Parents, subsidiaries and affiliates	34,841	(4,460)	15,783	(1,171)	50,624	(5,631)
Hybrid securities	109,364	(12,135)	36,325	(5,986)	145,689	(18,121)
Mortgage-backed and asset-backed securities	907,941	(101,721)	312,325	(92,367)	1,220,266	(194,088)
Total bonds	$5,077,889	$(690,344)	$828,150	$(289,641)	$5,906,039	$(979,985)
Number of positions at unrealized loss		2,309		483		2,792

For the period ended December 31, 2022, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.1 million with unrealized losses of $0.1 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2022, there are 37 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $17.9 million. Securities in an unrealized loss position for over 12 months consisted of 483 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

19

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of bonds as of December 31, 2023 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$137,767	$130,498
Due after one year through five years	1,559,174	1,432,622
Due after five years through ten years	1,288,754	1,216,474
Due after ten years	4,007,727	3,472,922
Total	$6,993,422	$6,252,516

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of OTTI securities was $13.7 million and $32.3 million as of December 31, 2023 and 2022, respectively. OTTIs were $18.4 million, $13.0 million and $27.8 million in 2023, 2022 and 2021, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2023, 2022 and 2021, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2023	2022

Real estate	$27,446	$27,148
Total real estate	$27,446	$27,148

20

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2023 and 2022, the Company had $517.6 million and $535.9 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2023 and 2022 were $1.8 million and 1.7 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2023	2022
	(in millions)

Industrial	$64.7	$60.1
Multifamily	102.2	107.6
Office	94.3	96.5
Retail	130.0	133.5
Self-storage	50.3	49.7
Warehouse	45.4	46.0
Other	32.5	44.2
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2023	2022
	(in millions)

East North Central	$64.6	$76.6
Middle Atlantic	15.0	17.5
Mountain	82.9	83.8
New England	15.2	15.4
Pacific	124.9	133.1
South Atlantic	115.9	118.4
West North Central	51.4	52.4
West South Central	49.5	40.4
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

21

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2023
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$146.6	$—	$36.7	$—	$—	$—	$183.3
50% - 60%	40.8	18.2	34.8	36.7	—	—	130.5
60% - 70%	48.4	13.5	21.4	36.2	—	—	119.5
70% - 80%	20.7	—	24.0	5.9	—	10.5	61.1
80% and greater	2.7	—	6.3	8.5	—	5.7	23.2
Total	$259.2	$31.7	$123.2	$87.3	$—	$16.2	$517.6

	December 31, 2022
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$155.3	$26.8	$23.0	$4.9	$—	$—	$210.0
50% - 60%	39.0	34.2	52.8	20.1	12.5	—	158.6
60% - 70%	33.3	6.5	21.9	13.4	14.5	10.4	100.0
70% - 80%	—	—	39.5	—	5.9	10.8	56.2
80% and greater	—	—	—	—	8.3	2.8	11.1
Total	$227.6	$67.5	$137.2	$38.4	$41.2	$24.0	$535.9

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $405.0 million CM1 loans, $114.4 million CM2 loans and $0 CM3 loans as of December 31, 2023. The Company held $415.2 million CM1 loans, $103.5 million CM2 loans and $18.8 million CM3 loans as of December 31, 2022. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2023 and 2022 was 59.1% and 68.8%, respectively. As of December 31, 2023 and 2022, all loans were current.

During 2023, the minimum and maximum lending rates for mortgage loans were 3.2% and 6.3% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2023, 2022 and 2021.

22

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2023	2022

Private equity	$33,544	$21,853
Mezzanine partnerships	2,132	2,300
Collateralized fund obligation	36,523	47,083
Mortgage and real estate	41,964	22,386
Direct equity	116,922	122,991
Credit funds	23,779	19,259
Surplus debentures	100,113	99,157
Residual tranches	88,183	112,548
Other alternative assets	2,587	—
Total other invested assets	$445,747	$447,577

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $104.9 million and $122.8 million as of December 31, 2023 and 2022, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2023	2022
	(in thousands)
Put options:
Notional amount	$210,413	$—
Fair value	$3,232	$—
Carrying value	$3,232	$—

Swaps:
Notional amount	$900,000	$300,000
Fair value	$(49,529)	$(57,720)
Carrying value	$500	$—

Foreign currency forwards:
Notional amount	$18,423	$11,199
Fair value	$(185)	$(81)
Carrying value	$(185)	$(81)

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

23

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Offsetting and netting of assets and liabilities

For the year ended December 31, 2023, the Company had net derivative assets of $3.5 million, which represented $57.0 million of gross derivative assets offset by $53.5 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $488.4 million and $82.7 million as of December 31, 2023 and 2022, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $714.7 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411 Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	8	3	$10,422	$16,114	$10,250	$16,114
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	1	1,338	1,338	2,006	1,818
(4) Preferred Stock - Fair Value	5	6	3,887	4,628	3,887	4,628
(5) Total (1+2+3+4)	14	10	$15,647	$22,080	$16,143	$22,560
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

In 2023, the Company formed two new subsidiaries, Nassau Life Insurance Company ABS A-I LLC and Nassau Life Insurance Company ABS B-I LLC (“ABS B”). NNY funded and filed a Sub-1 filing with the NAIC for ABS A. The NAIC accepted that filing and completed review on January 19, 2024. The Company admitted $105.3 million within common stock based on the underlying GAAP equity for ABS A as of December 31, 2023. ABS B was not funded and has no underlying value ascribed to it. No subsidiary equity for ABS B was admitted as of December 31, 2023.

The Company has three other subsidiaries, PM Holdings, Nassau 2019 CFO LLC and Foresters Financial Holding Company, Inc., with no underlying value ascribed to them and no subsidiary equity was admitted as of December 31, 2023 and 2022 for these three companies.

24

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2023, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were The Goldman Sachs Group, Inc., Wells Fargo & Company, Bank of America Corporation, Oracle Corporation and Anheuser-Busch Company. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2023	2022	2021

Bonds	$337,372	$337,779	$367,058
Contract loans	208,166	214,940	198,388
Cash and short-term investments	11,766	4,532	931
Real estate, net of expenses	4,852	4,676	5,266
Preferred stock	2,128	2,810	3,806
Common stock	743	362	3,032
Mortgage loans	21,019	26,159	24,429
Other invested assets	38,680	58,394	133,942
Derivative instruments	(14,469)	(1,796)	2,335
Amortization of IMR	8,461	16,449	18,191
Less:
Interest expense	9,086	9,086	9,086
Other investment expenses	31,508	33,250	30,017
Net investment income	$578,124	$621,969	$718,275

For the year ended December 31, 2023, the Company had 0 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2022, the Company had 17 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.5 million. For the year ended December 31, 2021, the Company had 42 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.8 million.

25

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2023	2022	2021	2023	2022	2021

Bonds	$(20,684)	$(5,391)	$(13,302)	$278	$4,676	$(580)
Investments in affiliates	—	—	—	2,987	—	—
Preferred stock	(1,017)	(3,452)	693	1,600	(6,380)	3,351
Common stock	8	2,072	24,850	896	320	(15,063)
Mortgage loans	(1,442)	(65)	(24)	—	—	—
Other invested assets	(10,794)	19,259	(9,897)	(16,381)	(72,232)	17,690
Derivative instruments	(181)	900	(1,944)	(2,167)	20	(102)
Miscellaneous	387	52	226	697	—	—
	(33,723)	13,375	602	(12,090)	(73,596)	5,296
Income tax benefit (expense)	(6,827)	(32)	(3,982)	3,945	15,455	(1,112)
Net capital gains (losses)	$(40,550)	$13,343	$(3,380)	$(8,145)	$(58,141)	$4,184

Realized losses for 2023 include other-than-temporary impairments of $18.4 million, including impairments on bonds of $16.0 million, preferred stock of $0.5 million and other invested assets of $1.9 million. Realized losses for 2022 include other-than-temporary impairments of $13.0 million, including impairments on bonds of $3.1 million, common stock of $1.9 million, preferred stock of $3.3 million and other invested assets of $4.8 million. Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million and other invested assets of $9.9 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds for the years ended December 31 were as follows:

	2023	2022	2021

Proceeds from sales	$855,975	$1,119,452	$1,673,662
Gross gains on sales	4,484	25,382	98,873
Gross losses on sales	(63,087)	(27,092)	39,031

26

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
5.    Reserves for Future Policy Benefits and Reinsurance

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2023	2022

Life insurance	$9,082,502	$9,273,899
Health insurance	30,560	34,213
Total life and health insurance	9,113,062	9,308,112

Annuities	1,020,376	1,189,760

Subtotal	10,133,438	10,497,872
Supplementary contracts with life contingencies	134,383	136,401
All other	82,000	160,936
Total before reinsurance ceded	10,349,821	10,795,209
Less: Reinsurance ceded	984,861	991,123
Reserves for future policy benefits	$9,364,960	$9,804,086

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2023 and 2022, the Company had $1.8 billion and $1.9 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2023 and 2022, the Company carried an associated reserve of $45.3 million and $48.3 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves from asset adequacy testing in the general account. Of those amounts, $37.0 million was ceded as of December 31, 2023 and 2022. In addition, there were $15.0 million of cash flow testing reserves resulting from asset adequacy testing in the separate account as of December 31, 2023 and 2022.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

27

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2023
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$73,570	$205,691	$—	$279,261	11%
- at book value less surrender charge of 5% or more	4,335	—	—	4,335	—%
- at market value	—	—	1,056,105	1,056,105	44%
Total with market value adjustment or at fair value	77,905	205,691	1,056,105	1,339,701	55%
- at book value (minimal or no charge or adjustment)	693,135	—	—	693,135	28%
Not subject to discretionary withdrawal	394,901	15,000	8,936	418,837	17%
Total individual annuity actuarial reserves	1,165,941	220,691	1,065,041	2,451,673	100%
Less: Reinsurance ceded	10,457	—	—	10,457
Total individual annuity actuarial reserves, net of reinsurance	$1,155,484	$220,691	$1,065,041	$2,441,216
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$1,212	$—	$—	$1,212

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$29,102	$247,727	$—	$276,829	11%
- at book value less surrender charge of 5% or more	31,877	—	—	31,877	1%
- at market value	—	—	1,094,042	1,094,042	42%
Total with market value adjustment or at fair value	60,979	247,727	1,094,042	1,402,748	54%
- at book value (minimal or no charge or adjustment)	873,828	—	—	873,828	33%
Not subject to discretionary withdrawal	326,307	—	7,702	334,009	13%
Total individual annuity actuarial reserves	1,261,114	247,727	1,101,744	2,610,585	100%
Less: Reinsurance ceded	7,798	—	—	7,798
Total individual annuity actuarial reserves, net of reinsurance	$1,253,316	$247,727	$1,101,744	$2,602,787
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$27,933	$—	$—	$27,933

28

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	295	295	1%
Total with market value adjustment or at fair value	—	—	295	295	1%
- at book value (minimal or no charge or adjustment)	13,322	—	—	13,322	39%
Not subject to discretionary withdrawal	20,497	—	—	20,497	60%
Total group annuity actuarial reserves	33,819	—	295	34,114	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$33,819	$—	$295	$34,114

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	411	411	1%
Total with market value adjustment or at fair value	—	—	411	411	1%
- at book value (minimal or no charge or adjustment)	15,005	—	—	15,005	40%
Not subject to discretionary withdrawal	21,750	—	—	21,750	59%
Total group annuity actuarial reserves	36,755	—	411	37,166	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$36,755	$—	$411	$37,166

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	954	954	—%
Total with market value adjustment or at fair value	—	—	954	954	—%
- at book value (minimal or no charge or adjustment)	329,236	—	—	329,236	54%
Not subject to discretionary withdrawal	276,563	—	—	276,563	46%
Total deposit fund liabilities	605,799	—	954	606,753	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$605,799	$—	$954	$606,753

29

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	863	863	—%
Total with market value adjustment or at fair value	—	—	863	863	—%
- at book value (minimal or no charge or adjustment)	387,219	—	—	387,219	94%
Not subject to discretionary withdrawal	24,625	—	—	24,625	6%
Total deposit fund liabilities	411,844	—	863	412,707	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$411,844	$—	$863	$412,707

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2023:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$1,054,920
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	134,383
Exhibit 7, Deposit-type contracts, line 14, column 1	605,799
Subtotal	1,795,102

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,277,497
Exhibit 3, Line 0399999, column 2	8,530
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	954
Subtotal	1,286,981
Combined total	$3,082,083

30

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2023 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$2,148	$2,148	$9,478	$—	$—	$—
- Universal life	596,660	598,272	625,284	—	—	—
- Universal life with secondary guarantees	186,307	179,703	683,302	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,096,967	7,094,187	7,392,133	—	—	—
- Variable life	87,020	87,022	100,746	898,049	891,216	892,429
- Variable universal life	82,716	82,710	83,211	800,413	787,136	788,763
- Miscellaneous reserves	1,068	1,068	1,243	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	101,076	XXX	XXX	—
- Accidental death benefits	XXX	XXX	468	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,136	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	16,663	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	99,760	XXX	XXX	—

Total (gross: direct + assumed)	8,052,886	8,045,110	9,119,500	1,698,462	1,678,352	1,681,192
Less: Reinsurance ceded	343,805	337,512	943,844	—	—	—
Total, net	$7,709,081	$7,707,598	$8,175,656	$1,698,462	$1,678,352	$1,681,192

31

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2022 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,741	$1,741	$9,047	$—	$—	$—
- Universal life	644,858	643,540	670,901	—	—	—
- Universal life with secondary guarantees	188,800	179,810	666,234	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,277,478	7,273,442	7,585,497	—	—	—
- Variable life	86,040	85,422	98,709	842,012	835,864	836,363
- Variable universal life	84,845	84,393	85,774	705,274	690,350	693,058
- Miscellaneous reserves	1,024	1,024	1,199	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	107,382	XXX	XXX	—
- Accidental death benefits	XXX	XXX	512	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,880	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,429	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	103,340	XXX	XXX	—

Total (gross: direct + assumed)	8,284,786	8,269,372	9,354,904	1,547,286	1,526,214	1,529,421
Less: Reinsurance ceded	352,795	344,436	949,115	—	—	—
Total, net	$7,931,991	$7,924,936	$8,405,789	$1,547,286	$1,526,214	$1,529,421

Reconciliation of total life insurance reserves for the year ended December 31, 2023:

Amount

Exhibit 5, Life insurance section, total (net)	$8,136,474
Exhibit 5, Accidental death benefits section, total (net)	468
Exhibit 5, Disability active lives section, total (net)	5,927
Exhibit 5, Disability disabled lives section, total (net)	11,749
Exhibit 5, Miscellaneous reserves section, total (net)	21,038
Subtotal	8,175,656

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,681,192
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,681,192
Combined total	$9,856,848

32

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $27.4 million and $7.2 million as of December 31, 2023 and 2022, respectively, and are included in accrued expenses and general liabilities.

On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $1.8 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $4.5 million was reduced to $0 as of the termination date .

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $56.4 million and $58.9 million at December 31, 2023 and 2022, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company retrocedes, and PHL reinsures, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.3 billion and $1.2 billion as of December 31, 2023 and 2022, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.
•Under one DLNY premerger reinsurance agreement, certain of DLNY universal life insurance policies acquired are reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.8 million and $160.4 million as of December 31, 2023 and 2022, respectively. Pursuant to another DLNY premerger reinsurance agreement, the Company ceded 100% of the liabilities under its DLNY group insurance policies on an indemnity coinsurance basis.

33

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2023	2022	2021

Direct premiums and annuity considerations	$417,539	$390,010	$402,797
Reinsurance assumed - non-affiliate	6,145	7,376	8,375
Reinsurance assumed - affiliate	33,536	25,754	26,752
Reinsurance ceded - non-affiliate	(110,154)	(112,450)	(122,583)
Reinsurance ceded - affiliate	(3,864)	(4,872)	(5,771)
Net premiums and annuity considerations	$343,202	$305,818	$309,570

Direct commissions and expense allowance	$8,528	$6,962	$8,689
Reinsurance assumed - non-affiliate	269	310	314
Reinsurance assumed - affiliate	5,729	4,857	5,052
Reinsurance ceded - non-affiliate	(4,256)	(5,300)	(5,520)
Reinsurance ceded - affiliate	(9,781)	(9,410)	(8,912)
Net commissions and expense allowance	$489	$(2,581)	$(377)

Direct policy and contract claims incurred	$822,123	$738,534	$715,007
Reinsurance assumed - non-affiliate	108,548	102,812	30,373
Reinsurance assumed - affiliate	35,563	20,736	29,565
Reinsurance ceded - non affiliate	(221,766)	(218,116)	(196,162)
Reinsurance ceded - affiliate	(82,755)	(81,636)	(23,340)
Net policy and contract claims incurred	$661,713	$562,330	$555,443

Direct policy and contract claims payable	$158,453	$109,755
Reinsurance assumed - non-affiliate	59,323	37,087
Reinsurance assumed - affiliate	1,483	793
Reinsurance ceded - non-affiliate	(20,334)	(31,460)
Net policy and contract claims payable	$198,925	$116,175

Direct life insurance in force	$29,778,130	$32,184,980
Reinsurance assumed	3,002,453	3,036,110
Reinsurance ceded	(12,733,268)	(14,055,740)
Net insurance in force	$20,047,315	$21,165,350

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $15.1 million, $78.3 million and $89.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

34

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of favorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2021. As of December 31, 2022, $0.9 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.7 million of unfavorable prior year development since December 31, 2021. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.0 million as of December 31, 2022. As of December 31, 2023, $0.8 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.5 million of unfavorable prior year development since December 31, 2022. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

FHLB

The Company is a member of the FHLB of Boston. In 2023, NNY issued funding agreements to the FHLB of Boston to support various spread-based businesses. The funding agreements are issued through the general account and are included in the liability for Policyholders’ funds in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. When a funding agreement is issued, the Company is required to post collateral in the form of eligible securities for each of the advances received. Upon any event of default by the Company, the FHLB of Boston’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB of Boston.

The amount of FHLB of Boston common stock held, in aggregate, exclusively in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Membership stock - class B [1]	$5.0	$5.0
Activity stock	11.3	—
Aggregate total	$16.3	$5.0

Actual or estimated borrowing capacity as determined by the insurer	$714.7	$644.5
———————
[1]Membership stock is not eligible for redemption.

35

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The amount of collateral pledged to the FHLB of Boston in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$—
Carrying value	$403.6	$—
Aggregate total borrowing	$252.9	$—

The maximum amount of collateral pledged and aggregate total borrowing to the FHLB of Boston in the Company’s general account during the years ended December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$4.8
Carrying value	$445.9	$4.8
Aggregate total borrowing	$272.9	$—

The following table reflects the amount borrowed from the FHLB of Boston in the form of funding agreements or debt at December 31, 2023 and 2022:

	2023	2022

Funding agreements issued	$252.9	$—
Funding agreements reserves established	$254.1	$—
Maximum amount of funding agreements borrowed during the year	$252.9	$—
Maximum amount of debt borrowed during the year	$252.9	$4.8

The Company does not have any prepayment obligations for these funding agreement arrangements.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.6 million, $0.7 million and $0.8 million in 2023, 2022 and 2021, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.3 million as of December 31, 2023, payable as follows: 2024 - $0.3 million; 2025 - $0; 2026 - $0; 2027 - $0 and 2028 - $0.

7.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2023 and 2022 was $34.5 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2023 and 2022 was $34.2 million and $34.2 million, respectively. Depreciation for the year ended December 31, 2023, 2022 and 2021 was $0, $0 and $1.9 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0.4 million and $0 as of December 31, 2023 and 2022, respectively.

36

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
8.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2023 and 2022 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2023 and 2022 was $5.0 million and $4.9 million, respectively. Depreciation for the years ended December 31, 2023, 2022 and 2021 was $0, $0.1 million and $0.1 million, respectively. Non-admitted furniture and equipment totaled $0 and $0.1 million as of December 31, 2023 and 2022, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

9.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$110	$103
Ordinary renewal	59,745	59,061
Total	$59,855	$59,164

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$331	$246
Ordinary renewal	59,643	58,917
Total	$59,974	$59,163

10.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

After the merger with DLNY, NNY also has non-insulated Separate Accounts for certain DLNY contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2023 and 2022, the Company maintained separate account assets totaling $3,033.3 million and $2,926.0 million, respectively. As of December 31, 2023 and 2022, The Company’s Separate Account statements included legally insulated assets of $2,776.7 million and $2,664.4 million, respectively.

37

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk taken, the separate account paid risk charges of $5.6 million, $5.9 million, $6.2 million, $6.3 million and $6.6 million for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. The general account paid $1.1 million, $0.8 million, $0.9 million, $0.7 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,968.2 million and $2,895.2 million as of December 31, 2023 and 2022, respectively. Separate account premiums and other considerations received were $46.9 million, $51.7 million and $61.0 million for the years ended December 31, 2023 and 2022, and 2021 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $244.8 million, $217.5 million and $284.6 million for the years ended December 31, 2023, 2022 and 2021, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds, in the Statements of Income and Changes in Capital and Surplus were as follows:

	2023	2022	2021

Transfers to separate accounts	$46,942	$51,716	$60,956
Transfers from separate accounts	(314,077)	(229,882)	(358,638)
Other	—	—	(916)
Net transfers from separate account	(267,135)	(178,166)	(298,598)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(267,135)	$(178,166)	$(298,598)

11.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$194,378	$23,312	$217,690	$189,266	$15,500	$204,766	$5,112	$7,812	$12,924
Statutory valuation allowance	—	2,402	2,402	—	—	—	—	2,402	2,402
Adjusted gross deferred tax assets	194,378	20,910	215,288	189,266	15,500	204,766	5,112	5,410	10,522
Less: Deferred tax assets non-admitted	104,299	—	104,299	71,067	1,848	72,915	33,232	(1,848)	31,384
Subtotal net admitted deferred tax assets	90,079	20,910	110,989	118,199	13,652	131,851	(28,120)	7,258	(20,862)
Less: Deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Net deferred tax assets	$41,793	$(260)	$41,533	$64,516	$1,775	$66,291	$(22,723)	$(2,035)	$(24,758)

38

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$1,203	$1,203	$—	$(1,203)	$(1,203)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	41,793	(260)	41,533	64,516	572	65,088	(22,723)	(832)	(23,555)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	41,793	(260)	41,533	65,530	602	66,132	(23,737)	(862)	(24,599)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	41,534	XXX	XXX	72,309	XXX	XXX	(30,775)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Deferred tax assets admitted as the result of application of SSAP No, 101	$90,079	$20,910	$110,989	$118,199	$13,652	$131,851	$(28,120)	$7,258	$(20,862)

2023

Ratio percentage used to determine recovery period and threshold limitation amount	621%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$276,893

For the year ended December 31, 2022, the ratio percentage and amount of adjusted capital and surplus for NNY and DLNY on a separate-company basis are shown in the below table:

	NNY	DLNY

Ratio percentage used to determine recovery period and threshold limitation amount	822%	1,202%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$343,635	$138,429

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$194,378	$20,910	$189,266	$15,500	$5,112	$5,410
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$90,079	$20,910	$118,199	$13,652	$(28,120)	$7,258
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence to support that it is more likely than not that NNY will realize the full tax benefits associated with its DTAs, with the exception of $2.4 million in realized capital losses of DLNY. The realized losses of DLNY are limited under IRC 382 and management believes it is more likely than not that the realized losses will expire before they can be utilized. As a result, the Company established a $2.4 million valuation allowance on the full DLNY realized loss population as of December 31, 2023.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2023 and 2022 were as follows:

39

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023	2022	Change
Current income tax:
Federal	$(16,814)	$6,143	$(22,957)
Subtotal	(16,814)	6,143	(22,957)
Federal income tax on net capital gains	6,827	32	6,795
Federal and foreign income tax expense (benefit) incurred	$(9,987)	$6,175	$(16,162)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$60,273	$70,748	$(10,475)
Investments	55,350	56,578	(1,228)
Deferred acquisition costs	26,022	27,529	(1,507)
Policyholder dividends accrual	22,213	23,319	(1,106)
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	3,117	3,463	(346)
Prior period adjustments	—	272	(272)
Net operating loss carryforward	16,010	—	16,010
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	9,904	5,868	4,036
Subtotal	194,378	189,266	5,112
Non-admitted	104,299	71,067	33,232
Admitted ordinary deferred tax assets	$90,079	$118,199	$(28,120)

Capital:
Investments	$18,059	$14,637	$3,422
Net capital loss carryforward	4,949	—	4,949
Other (including items <5% of total capital tax assets)	304	863	(559)
Subtotal	23,312	15,500	7,812
Statutory valuation allowance	2,402	—	2,402
Non-admitted	—	1,848	(1,848)
Admitted capital deferred tax assets	20,910	13,652	7,258
Admitted deferred tax assets	$110,989	$131,851	$(20,862)

Deferred tax liabilities:
Ordinary:
Investments	$30,515	$30,365	$150
Fixed assets	2,264	2,073	191
Compensation	5,543	5,550	(7)
Policyholder reserves	9,961	15,546	(5,585)
Deferred and uncollected premiums	—	—	—
Other (including items <5% of total ordinary tax liabilities)	3	149	(146)
Subtotal	48,286	53,683	(5,397)

Capital:
Investments	21,170	11,877	9,293
Other (including items <5% of total ordinary tax liabilities)	—	—	—
Subtotal	21,170	11,877	9,293
Deferred tax liabilities	69,456	65,560	3,896
Net admitted deferred tax assets (liabilities)	$41,533	$66,291	$(24,758)

40

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(25,860)	$(5,431)	21.0%
Interest maintenance reserve	(21,373)	(4,488)	17.4%
Dividends received deduction	(2,731)	(573)	2.2%
Return to provision	(224)	(47)	0.2%
Change in non-admitted assets	(14,465)	(3,038)	11.7%
Change in valuation allowance	11,437	2,402	(9.3%)
Other, including prior year true-up	2,146	451	(1.7%)
Total statutory income tax	$(51,070)	$(10,725)	41.5%

Federal income taxes incurred		$(3,827)	14.8%
Tax on capital gains/(losses)		6,827	(26.4%)
Prior year overaccrual/(underaccrual)		(12,987)	50.2%
Change in net deferred income tax expense/(benefit)		(737)	2.8%
Total statutory income tax		$(10,725)	41.5%

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$53,426	$11,219	21.0%
Investment related	(297)	(62)	(0.1%)
Tax credits	(299)	(63)	(0.1%)
Interest maintenance reserve	(19,903)	(4,180)	(7.8%)
Dividends received deduction	(2,800)	(588)	(1.1%)
Return to provision	(4,496)	(944)	(1.8%)
Change in non-admitted assets	(2,592)	(544)	(1.0%)
Miscellaneous	2	—	—%
Other, including prior year true-up	1,121	235	0.4%
Total statutory income tax	$24,162	$5,074	9.5%

Federal income taxes incurred		$5,631	10.5%
Tax on capital gains/(losses)		2,574	4.8%
Prior year overaccrual/(underaccrual)		(2,030)	(3.8%)
Change in net deferred income tax expense/(benefit)		(1,101)	(2.1%)
Total statutory income tax		$5,074	9.5%

41

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$110,946	$23,299	21.0%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Other, including prior year true-up	20,949	4,399	4.0%
Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%
Total statutory income tax		$29,468	26.6%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2023	2022

The Company had net operating loss carryforwards of	$76,240	$—
The Company had capital loss carryforwards of	23,569	—

As of December 31, 2023, the Company has approximately $76.2 million of net operating loss carryforwards and $23.6 million of capital loss carryforwards, respectively, The balance of the Company’s net operating losses are not subject to expiration and the Company's capital loss carryforwards expire in 2028 ..

The Company had no income tax expense for 2023, 2022 and 2021 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2023 or 2022.

The Company’s U.S. federal income tax return for years 2020 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2023 and 2022. As of December 31, 2023, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Effective July 1, 2023, NNY completed its acquisition of DLNY. On July 5, 2023, DLNY merged into NNY with NNY surviving pursuant to a merger agreement. See Note 1 – “Description of Business” and Note 3 – “Significant Transactions, Delaware Life acquisition and merger” for additional information regarding the acquisition.

42

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2023:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.
Nassau Re Imagine
Delaware Life Insurance Company of New York

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2023 and 2022. Accordingly, the BEAT liability was $0 for the years ended December 31, 2023 and 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2023.

12.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $76.2 million, $76.1 million and $94.9 million for the years ended December 31, 2023, 2022 and 2021, respectively. The amounts receivable from/(payable to) NCNY were $(5.6) million and $2.1 million as of December 31, 2023 and 2022, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.4 million, $2.7 million and $3.2 million for the years ended December 31, 2023, 2022 and 2021, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2023 and 2022.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.4 million, $4.7 million and $3.6 million for the years ended December 31, 2023, 2022 and 2021, respectively. Commissions paid by the Company on behalf of NLA were $135.3 million, $101.2 million and $87.8 million for the years ended December 31, 2023, 2022 and 2021. The Company had amounts receivable from PHL and NLA of $0.2 million and $9.7 million as of December 31, 2023, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $7.8 million as of December 31, 2022, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $25.5 million, $24.8 million and $22.5 million for the years ended December 31, 2023, 2022 and 2021, respectively. Amounts payable to NAMCO were $0 and $0 for the years ended December 31, 2023 and 2022, respectively.

43

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., Nassau Euro CLO I DAC, Nassau Euro CLO III DAC and Angel Island Capital 2023-I Ltd. (the “Nassau CLOs”) totaling $208.2 million par with a fair value of $170.8 million and $94.1 million par with a fair value of $42.6 million at December 31, 2023 and 2022, respectively. The Nassau CLOs are managed by NGC CLO Manager, LLC and NGC UK LLP, affiliates of NNY. These are recorded in other invested assets.

The Company has investments in NCNY long-term bonds, which have a par value of $78.2 million and $77.6 million at December 31, 2023 and 2022, respectively, and a fair value of $55.6 million and $53.8 million at December 31, 2023 and 2022, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $9.2 million and $9.5 million at December 31, 2023 and 2022, respectively, and a fair value of $8.4 million and $8.5 million at December 31, 2023 and 2022, respectively, and recognized $0.7 million and $0.8 million of net investment income for the years ended December 31, 2023 and 2022, respectively. The Company’s equity investment in Nassau CFO was $36.5 million and $47.1 million at December 31, 2023 and 2022, respectively, and the Company recorded net investment income from Nassau CFO of $0 and $22.8 million for the years ended December 31, 2023 and 2022, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $14.9 million and a remaining commitment of $13.7 million as of December 31, 2023.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $7.6 million and fair value of $7.6 million and a par of $7.0 million and fair value of $7.0 million at December 31, 2023 and 2022, respectively. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $61.5 million and fair value of $61.5 million and a par of $77.4 million and fair value of $77.4 million at December 31, 2023 and 2022, respectively.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2023, no amounts were overdue.

13.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

44

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models. For fair values of common stock investments in subsidiaries, the Company uses the underlying GAAP equity in the subsidiary.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Other invested assets

Fair values for surplus debentures, residual tranches and certified capital companies (“capcos”) are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

45

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

46

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2023
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$5,334	$12,470	$—	$17,804
Preferred stock	—	21,801	7,600	—	29,401
Common stock [1]	—	—	38,368	—	38,368
Subtotal	—	27,135	58,438	—	85,573

Derivative assets	—	57,077	—	—	57,077
Other invested assets	—	18,913	66,104	—	85,017
Separate account assets	2,811,809	221,154	338	—	3,033,301
Total assets at fair value	$2,811,809	$324,279	$124,880	$—	$3,260,968

Liabilities at fair value:
Derivative liabilities	$—	$53,530	$—	$—	$53,530
Total liabilities at fair value	$—	$53,530	$—	$—	$53,530
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

	2022
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$3,277	$2,352	$—	$5,629
Preferred stock	—	24,358	7,051	—	31,409
Common stock [1]	—	—	27,213	—	27,213
Subtotal	—	27,635	36,616	—	64,251

Other invested assets	—	20,598	81,349	—	101,947
Separate account assets	2,654,450	250,874	8,663	8,891	2,922,878
Total assets at fair value	$2,654,450	$299,107	$126,628	$8,891	$3,089,076

Liabilities at fair value:
Derivative liabilities	$—	$57,801	$—	$—	$57,801
Total liabilities at fair value	$—	$57,801	$—	$—	$57,801
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

47

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2023	2022
Level 3 Assets:
Balance, beginning of period	$126,628	$110,359
Purchases	4,063	83,102
Sales	(21,669)	(14,784)
Settlements	—	(5,553)
Transfers into Level 3	10,868	16,815
Transfers out of Level 3	(3,496)	(50,161)
Realized gains (losses)	4,844	(3,481)
Unrealized gains (losses)	3,642	(9,669)
Balance, end of period	$124,880	$126,628

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2023 and 2022 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2023 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2022 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2023 and 2022.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2023 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,252,516	$6,993,422	$—	$4,462,184	$1,790,332	$—	$—
Preferred stock	48,236	49,028	—	31,727	16,509	—	—
Common stock	38,368	38,368	—	—	38,368	—	—
Mortgage loans	470,665	517,608	—	—	470,665	—	—
Residual tranches & surplus debentures	173,142	188,760	—	102,003	71,139	—	—
Cash, cash equivalents & short-term investments	162,188	162,242	162,188	—	—	—	—
Derivatives	3,547	3,547	—	3,547	—	—	—
Separate account assets	3,033,301	3,033,301	2,811,809	221,154	338	—	—
Total financial instruments	$10,181,963	$10,986,276	$2,973,997	$4,820,615	$2,387,351	$—	$—

As of December 31, 2023, the Company had no investments where it is not practicable to estimate fair value.

48

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)

(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,589,768	$7,545,870	$—	$4,745,506	$1,844,262	$—	$—
Preferred stock	48,712	50,783	—	33,888	14,824	—	—
Common stock	27,213	27,213	—	—	27,213	—	—
Mortgage loans	477,499	535,875	—	13,660	463,839	—	—
Residual tranches & surplus debentures	175,734	187,228	—	89,392	86,342	—	—
Cash, cash equivalents & short-term investments	147,710	148,609	88,326	8,205	51,179	—	—
Contract loans	6,165	6,538	—	—	6,165	—	—
Other invested assets	19,070	24,477	—	16,053	3,017	—	—
Derivatives	(57,801)	—	—	(57,801)	—	—	—
Separate account assets	2,922,878	2,922,878	2,654,450	250,874	8,663	8,891	—
Total financial instruments	$10,356,948	$11,449,471	$2,742,776	$5,099,777	$2,505,504	$8,891	$—

As of December 31, 2022, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2023 and 2022, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

14.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2023 and 2022 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.4	$—
Total			$175.0		$126.4	$126.4	$—

49

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$189.8	N/A	$—	$48.3	12/15/2034
Total	$9.1	$189.8		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

15.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

50

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Litigation related to lapsed California policies

On October 27, 2022, a putative class action captioned Velez v. Foresters Life Insurance and Annuity Company (“FLIAC”) was filed in the Superior Court of the State of California, Los Angeles County. On December 9, 2022, the Company timely removed the case to the United States District Court for the Central District of California, 2:22-cv-08932. The litigation alleges that FLIAC, which was merged into the Company effective July 8, 2020, improperly lapsed life insurance policies issued in California without fully complying with California Insurance Code Sections 10113.71 and 10113.72. The litigation makes substantially the same allegations made in litigation filed against FLIAC prior to the merger with the Company in which class certification was subsequently denied. Discovery in the Velez case is underway. The Company disputes the allegations in the Velez complaint and intends a vigorous defense.

16.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2023, the Company had unfunded commitments of $104.9 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2023, the Company had open commitments of $6.8 million.

17.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2023 and 2022, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2023	2022	2023	2022

Swaps	$900,000	$311,199	$18,423	$—
Total	$900,000	$311,199	$18,423	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2023 and 2022, the Company posted $61.0 million and $70.7 million of collateral, respectively.

51

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

18.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2023 and 2022 were $2.5 million.

19.    The Merger

On July 1, 2023, NNY completed its acquisition of DLNY for a purchase price of $188.5 million after receipt of insurance regulatory approval by the NYDFS. Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of DLNY was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2023 (the date of the last quarterly filings for NNY and DLNY) were as follows (in millions):

	NNY	DLNY

Revenue	$333.9	$29.6
Net income (loss)	$(62.2)	$14.7
Other surplus adjustments	$(12.7)	$(5.1)

For 2023, the merger adjustments line includes $9.6 million as a reduction to capital and surplus related to DLNY’s net income and other surplus changes.

20.    Reconciliation to the Annual Statement

In the 2023 Annual Statement, the Company classified the acquisition of DLNY (which was subsequently merged into NNY) in the Statements of Cash Flows as cash used for financing and miscellaneous sources. In the audited Statements of Cash Flows, the acquisition is presented in the Statements of Cash Flows as cash used for investments. The amount reclassified was $188.5 million.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2023 and through April 1, 2024, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

52

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2023
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$240,740	$167,630	$240,740
States, municipalities and political subdivisions	34,814	32,445	34,814
Foreign governments	102,769	88,184	102,769
All other corporate bonds [1]	6,369,477	5,733,993	6,369,232
Redeemable preferred stock	50,074	48,236	49,028
Total fixed maturities	6,797,874	6,070,488	6,796,583
Equity securities:
Common stock:
Industrial, miscellaneous and all other	27,054	38,368	38,368
Total equity securities	27,054	38,368	38,368
Mortgage loans	515,829	468,850	517,609
Real estate, at depreciated cost	27,446	XXX	27,446
Contract loans	2,496,443	XXX	2,496,443
Other invested assets [2]	345,204	330,051	343,759
Cash and short-term investments	162,242	162,242	162,242
Receivables for securities	5,820	XXX	5,820
Total cash and invested assets	$130,77,912		$10,388,270
———————
[1] Amortized cost and fair value amounts exclude $245,867 and $230,265, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,446 of non-admitted other invested assets.

See accompanying independent auditors’ report.

53

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2022	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$241,993	$167,756	$241,993
States, municipalities and political subdivisions	35,874	33,000	35,874
Foreign governments	105,654	89,956	105,654
All other corporate bonds [1]	6,862,349	6,051,886	6,896,641
Redeemable preferred stock	53,429	48,710	50,783
Total fixed maturities	7,299,299	6,391,308	7,330,945
Equity securities:
Common stock:
Industrial, miscellaneous and all other	16,796	27,213	27,213
Total equity securities	16,796	27,213	27,213
Mortgage loans	535,875	476,770	535,875
Real estate, at depreciated cost	27,148	XXX	27,148
Contract loans	2,482,361	XXX	2,482,361
Other invested assets [2]	451,686	440,192	447,577
Cash and short-term investments	148,608	148,601	148,609
Receivables for securities	3,163	XXX	3,163
Derivative collateral	70,474	XXX	70,474
Total cash and invested assets	$11,035,410		$11,073,365
———————
[1] Amortized cost and fair value amounts exclude $300,525 and $247,170, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

54

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2023:
Insurance Segment	$10,077,924	$198,925	$343,202	$578,124	$610,520	$114,009

2022:
Insurance Segment	$10,328,341	$116,175	305,818	$621,969	$570,358	$117,475

2021:
Insurance Segment	$10,649,570	$184,763	$309,570	$718,275	$573,672	$151,395

See accompanying independent auditors’ report.

55

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2023	$29,778,130	$12,733,268	$3,002,453	$20,047,315	15%
2022	32,184,980	14,055,740	3,036,110	21,165,350	14%
2021	35,008,124	15,350,674	3,033,651	22,691,101	13%

Life insurance premiums:
2023	$417,539	$114,018	$39,681	$343,202	12%
2022	390,010	117,322	33,130	305,818	11%
2021	402,797	128,354	35,127	309,570	11%

See accompanying independent auditors’ report.

56

Financial Statements

Nassau Life Variable Universal Life Account

December 31, 2023

With Report of Independent Registered Public Accounting Firm

Nassau Life Variable Universal Life Account

Financial Statements

December 31, 2023

Contents

Audited Financial Statements

Nassau Life Variable Universal Life Account

Statements of Net Assets

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Alger Capital Appreciation Portfolio	112,367	$7,750,910	$8,789,357	$8,789,357	1,781,027	$4.60	$7.49
AMT Sustainable Equity Portfolio	126,084	3,483,492	4,222,549	4,222,549	2,575,350	1.60	1.66
Calvert VP S&P MidCap 400 Index Portfolio	30,685	2,817,033	3,669,923	3,669,923	918,203	3.81	4.33
DWS Equity 500 Index VIP	1,332,489	24,792,577	35,937,240	35,937,240	6,277,956	5.38	6.42
DWS Small Cap Index VIP	137,192	1,907,228	1,869,921	1,869,921	563,401	3.13	3.56
Federated Hermes Fund for U.S. Government Securities II	1,229,560	13,526,903	11,496,387	11,496,387	6,265,360	1.73	1.92
Federated Hermes Government Money Fund II	16,596,289	16,596,289	16,596,289	16,596,289	15,954,751	0.98	1.09
Federated Hermes High Income Bond Fund II	644,968	4,479,411	3,650,521	3,650,521	1,110,428	3.06	4.02
Fidelity® VIP Contrafund® Portfolio	894,214	27,352,926	43,190,551	43,190,551	7,184,092	5.63	8.09
Fidelity® VIP Growth Opportunities Portfolio	305,382	12,136,353	18,161,056	18,161,056	3,155,649	5.39	8.45
Fidelity® VIP Growth Portfolio	212,779	13,236,064	19,652,291	19,652,291	4,471,159	4.14	5.64
Fidelity® VIP Investment Grade Bond Portfolio	726,984	9,145,166	8,004,096	8,004,096	4,809,635	1.52	1.75
Franklin Income VIP Fund	233,015	3,604,896	3,308,816	3,308,816	1,344,351	2.32	2.68
Franklin Mutual Shares VIP Fund	796,351	14,018,276	12,208,062	12,208,062	3,005,857	3.91	3.71
Goldman Sachs VIT Government Money Market	672,139	672,139	672,139	672,139	639,485	1.05	1.05
Guggenheim VT Long Short Equity Fund	7,716	104,712	130,934	130,934	54,887	2.26	2.66
Invesco V.I. American Franchise Fund	151,610	8,838,975	8,938,925	8,938,925	2,217,077	3.80	4.17
Invesco V.I. Capital Appreciation Fund	23,593	1,144,693	1,053,196	1,053,196	271,820	3.66	4.22
Invesco V.I. Core Equity Fund	43,552	1,373,141	1,275,632	1,275,632	378,218	3.14	3.63
Invesco V.I. Equity and Income Fund	134,323	2,292,268	2,197,522	2,197,522	754,932	2.75	3.17
Invesco V.I. Global Fund	61,067	2,332,454	2,167,868	2,167,868	700,343	2.94	3.38
Invesco V.I. Main Street Mid Cap Fund®	201,571	2,444,066	1,973,385	1,973,385	594,967	3.12	3.64
Invesco V.I. Main Street Small Cap Fund®	161,983	3,739,031	4,260,147	4,260,147	1,201,978	3.33	4.30
Lazard Retirement US Small Cap Equity Select Portfolio (b)	59,345	1,067,452	801,162	801,162	237,766	3.19	3.70
Lord Abbett Series Fund Bond Debenture Portfolio	242,944	2,877,924	2,507,186	2,507,186	1,030,867	2.29	2.67
Lord Abbett Series Fund Growth and Income Portfolio	393,962	13,062,401	14,206,286	14,206,286	4,480,546	2.98	3.46
Lord Abbett Series Fund Mid Cap Stock Portfolio	166,414	3,815,370	4,291,816	4,291,816	1,476,055	2.75	3.20
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	266,239	3,203,122	3,668,772	3,668,772	1,439,603	2.39	2.66
Morningstar Balanced ETF Asset Allocation Portfolio	892,524	9,677,432	9,273,320	9,273,320	4,749,892	1.85	2.05
Morningstar Growth ETF Asset Allocation Portfolio	657,707	6,961,068	7,458,403	7,458,403	3,246,830	2.17	2.41
Morningstar Income and Growth ETF Asset Allocation Portfolio	164,359	1,765,731	1,618,933	1,618,933	1,009,461	1.53	1.70

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Neuberger Berman AMT Mid Cap Growth Portfolio	43,502	$1,119,476	$997,072	$997,072	502,216	$1.93	$2.06
PIMCO CommodityReal Return® Strategy Portfolio	410,386	4,127,799	2,240,710	2,240,710	2,759,186	0.77	0.88
PIMCO Real Return Portfolio	117,106	1,529,396	1,354,920	1,354,920	806,292	1.58	1.82
PIMCO Total Return Portfolio	499,997	5,456,851	4,589,973	4,589,973	2,630,889	1.65	1.90
Rydex VT Inverse Government Long Bond Strategy Fund	263	54,044	27,138	27,138	82,436	0.31	0.36
Rydex VT Nova Fund	1,961	142,251	314,461	314,461	41,126	7.46	8.00
SA AB Growth Portfolio	64,788	2,949,934	3,540,000	3,540,000	1,764,268	1.99	2.01
SAST Capital Appreciation Portfolio	161,055	5,581,854	5,152,149	5,152,149	8,071	664.72	637.37
SAST Government & Quality Bond Portfolio	16,892	241,624	222,805	222,805	3,519	63.31	63.31
SAST Strategic Multi-Asset Income Portfolio	107,220	964,759	901,720	901,720	8,101	113.98	111.15
Templeton Developing Markets VIP Fund	404,268	3,793,675	3,327,125	3,327,125	838,534	3.78	4.26
Templeton Foreign VIP Fund	482,187	6,902,366	6,866,342	6,866,342	3,018,192	2.22	2.28
Templeton Growth VIP Fund	508,044	6,445,259	6,091,453	6,091,453	1,884,786	3.10	2.77
TVST Touchstone Balanced Fund	172,900	2,022,005	2,012,550	2,012,550	703,315	2.71	2.91
TVST Touchstone Bond Fund	171,569	1,633,117	1,504,657	1,504,657	977,495	1.45	1.65
TVST Touchstone Common Stock Fund	704,813	8,351,481	7,971,438	7,971,438	1,857,242	4.02	4.84
TVST Touchstone Small Company Fund	226,911	2,968,942	3,067,832	3,067,832	801,432	3.61	4.52
Virtus Duff & Phelps Real Estate Securities Series	912,893	20,089,516	17,746,638	17,746,638	1,469,279	11.91	8.97
Virtus KAR Capital Growth Series	4,119,442	83,881,679	133,181,551	133,181,551	9,309,565	14.08	3.99
Virtus KAR Enhanced Core Equity Series	4,017,790	55,123,085	45,360,854	45,360,854	11,381,851	3.82	4.10
Virtus KAR Small-Cap Growth Series	1,740,673	38,504,034	43,586,464	43,586,464	3,769,753	10.92	12.97
Virtus KAR Small-Cap Value Series	1,707,308	27,001,974	27,282,777	27,282,777	4,069,910	6.01	6.74
Virtus Newfleet Multi-Sector Intermediate Bond Series	2,492,298	23,342,857	21,209,452	21,209,452	3,066,199	6.87	3.46
Virtus SGA International Growth Series	2,476,404	35,657,996	33,307,639	33,307,639	6,167,974	5.31	2.67
Virtus Strategic Allocation Series	2,504,647	34,688,399	31,758,921	31,758,921	2,904,584	10.92	3.60
Wanger Acorn	3,057,206	64,246,976	40,752,560	40,752,560	4,528,929	8.82	6.92
Wanger International	974,894	24,961,614	19,868,342	19,868,342	2,688,104	7.20	5.05
Wanger Select (a)	-	-	-	-	-	6.45	5.33

(a) Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2023 and 2022

	Alger Capital Appreciation Portfolio	AMT Sustainable Equity Portfolio	Calvert VP S&P MidCap 400 Index Portfolio
Net assets as of December 31, 2021	$ 10,940,267	$ 4,611,209	$ 3,881,518

Investment income (loss):
Dividend distributions	-	4,842	30,559
Investment Expenses:
Mortality and expense risk and administrative charges	(25,590)	(21,999)	(14,964)

Net investment income (loss)	(25,590)	(17,157)	15,595

Increase (decrease) in net assets from operations:
Capital gain distributions	583,945	369,736	345,874
Realized capital gain (loss) on investments	(187,028)	145,547	(9,433)
Change in unrealized appreciation (depreciation)	(4,327,858)	(1,307,111)	(1,046,102)

Net gain (loss) on investments	(3,930,941)	(791,828)	(709,661)

Net increase (decrease) in net assets from operations	(3,956,531)	(808,985)	(694,066)

Contract owner transactions:
Deposits	114,099	188,971	101,339
Terminations, withdrawals and annuity payments	(185,437)	(120,975)	(149,691)
Transfers between subaccounts, net	(8,801)	(34,665)	164,737
Maintenance charges and mortality adjustments	(410,018)	(162,890)	(169,225)

Increase (decrease) in net assets from contract transactions	(490,157)	(129,559)	(52,840)

Total increase (decrease) in net assets	(4,446,688)	(938,544)	(746,906)

Net assets as of December 31, 2022	$ 6,493,579	$ 3,672,665	$ 3,134,612

Investment income (loss):
Dividend distributions	-	3,013	42,042
Investment Expenses:
Mortality and expense risk and administrative charges	(24,751)	(13,430)	(14,335)

Net investment income (loss)	(24,751)	(10,417)	27,707

Increase (decrease) in net assets from operations:
Capital gain distributions	-	63,310	141,860
Realized capital gain (loss) on investments	76,286	135,522	13,972
Change in unrealized appreciation (depreciation)	2,647,665	729,769	310,712

Net gain (loss) on investments	2,723,951	928,601	466,544

Net increase (decrease) in net assets from operations	2,699,200	918,184	494,251

Contract owner transactions:
Deposits	107,941	189,155	92,384
Terminations, withdrawals and annuity payments	(133,888)	(221,502)	(59,498)
Transfers between subaccounts, net	63,502	(159,077)	184,992
Maintenance charges and mortality adjustments	(440,977)	(176,876)	(176,818)

Increase (decrease) in net assets from contract transactions	(403,422)	(368,300)	41,060

Total increase (decrease) in net assets	2,295,778	549,884	535,311

Net assets as of December 31, 2023	$ 8,789,357	$ 4,222,549	$ 3,669,923

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	DWS Equity 500 Index VIP	DWS Small Cap Index VIP	Federated Hermes Fund for U.S. Government Securities II
Net assets as of December 31, 2021	$ 38,759,585	$ 1,804,126	$ 14,298,930

Investment income (loss):
Dividend distributions	404,735	13,842	237,817
Investment Expenses:
Mortality and expense risk and administrative charges	(110,044)	(5,724)	(40,102)

Net investment income (loss)	294,691	8,118	197,715

Increase (decrease) in net assets from operations:
Capital gain distributions	1,885,732	260,370	-
Realized capital gain (loss) on investments	170,088	(1,875)	(113,514)
Change in unrealized appreciation (depreciation)	(9,380,953)	(643,761)	(1,864,308)

Net gain (loss) on investments	(7,325,133)	(385,266)	(1,977,822)

Net increase (decrease) in net assets from operations	(7,030,442)	(377,148)	(1,780,107)

Contract owner transactions:
Deposits	800,274	43,321	788,788
Terminations, withdrawals and annuity payments	(1,186,508)	(5,618)	(535,198)
Transfers between subaccounts, net	45,779	24,067	(243,939)
Maintenance charges and mortality adjustments	(1,534,201)	(56,770)	(841,148)

Increase (decrease) in net assets from contract transactions	(1,874,656)	5,000	(831,497)

Total increase (decrease) in net assets	(8,905,098)	(372,148)	(2,611,604)

Net assets as of December 31, 2022	$ 29,854,487	$ 1,431,978	$ 11,687,326

Investment income (loss):
Dividend distributions	446,937	16,862	289,050
Investment Expenses:
Mortality and expense risk and administrative charges	(109,518)	(5,800)	(36,091)

Net investment income (loss)	337,419	11,062	252,959

Increase (decrease) in net assets from operations:
Capital gain distributions	1,686,412	36,146	-
Realized capital gain (loss) on investments	105,180	2,486	(68,130)
Change in unrealized appreciation (depreciation)	5,315,811	210,248	246,925

Net gain (loss) on investments	7,107,403	248,880	178,795

Net increase (decrease) in net assets from operations	7,444,822	259,942	431,754

Contract owner transactions:
Deposits	852,486	116,484	865,406
Terminations, withdrawals and annuity payments	(1,095,641)	(17,602)	(602,578)
Transfers between subaccounts, net	373,405	211,345	61,362
Maintenance charges and mortality adjustments	(1,492,319)	(132,226)	(946,883)

Increase (decrease) in net assets from contract transactions	(1,362,069)	178,001	(622,693)

Total increase (decrease) in net assets	6,082,753	437,943	(190,939)

Net assets as of December 31, 2023	$ 35,937,240	$ 1,869,921	$ 11,496,387

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Federated Hermes Government Money Fund II	Federated Hermes High Income Bond Fund II	Fidelity® VIP Contrafund® Portfolio
Net assets as of December 31, 2021	$ 19,305,255	$ 4,691,269	$ 51,244,258

Investment income (loss):
Dividend distributions	212,334	232,985	159,550
Investment Expenses:
Mortality and expense risk and administrative charges	(60,486)	(12,876)	(145,231)

Net investment income (loss)	151,848	220,109	14,319

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	1,915,335
Realized capital gain (loss) on investments	-	(112,169)	(323,959)
Change in unrealized appreciation (depreciation)	-	(666,797)	(15,011,071)

Net gain (loss) on investments	-	(778,966)	(13,419,695)

Net increase (decrease) in net assets from operations	151,848	(558,857)	(13,405,376)

Contract owner transactions:
Deposits	2,292,553	209,139	1,023,787
Terminations, withdrawals and annuity payments	(1,435,143)	(383,503)	(1,615,918)
Transfers between subaccounts, net	846,969	(43,625)	240,194
Maintenance charges and mortality adjustments	(3,027,966)	(341,415)	(1,834,934)

Increase (decrease) in net assets from contract transactions	(1,323,587)	(559,404)	(2,186,871)

Total increase (decrease) in net assets	(1,171,739)	(1,118,261)	(15,592,247)

Net assets as of December 31, 2022	$ 18,133,516	$ 3,573,008	$ 35,652,011

Investment income (loss):
Dividend distributions	774,113	217,327	154,135
Investment Expenses:
Mortality and expense risk and administrative charges	(55,491)	(11,845)	(141,923)

Net investment income (loss)	718,622	205,482	12,212

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	1,406,911
Realized capital gain (loss) on investments	-	(38,769)	282,929
Change in unrealized appreciation (depreciation)	-	249,884	9,494,928

Net gain (loss) on investments	-	211,115	11,184,768

Net increase (decrease) in net assets from operations	718,622	416,597	11,196,980

Contract owner transactions:
Deposits	2,225,379	223,005	1,021,987
Terminations, withdrawals and annuity payments	(1,595,238)	(288,670)	(2,340,038)
Transfers between subaccounts, net	52,845	59,821	(376,423)
Maintenance charges and mortality adjustments	(2,938,835)	(333,240)	(1,963,966)

Increase (decrease) in net assets from contract transactions	(2,255,849)	(339,084)	(3,658,440)

Total increase (decrease) in net assets	(1,537,227)	77,513	7,538,540

Net assets as of December 31, 2023	$ 16,596,289	$ 3,650,521	$ 43,190,551

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Investment Grade Bond Portfolio
Net assets as of December 31, 2021	$ 21,908,328	$ 20,981,171	$ 9,265,052

Investment income (loss):
Dividend distributions	-	85,363	182,998
Investment Expenses:
Mortality and expense risk and administrative charges	(72,583)	(58,208)	(21,044)

Net investment income (loss)	(72,583)	27,155	161,954

Increase (decrease) in net assets from operations:
Capital gain distributions	3,064,024	1,257,551	434,998
Realized capital gain (loss) on investments	428,822	(124,578)	(138,442)
Change in unrealized appreciation (depreciation)	(11,517,470)	(6,250,337)	(1,650,356)

Net gain (loss) on investments	(8,024,624)	(5,117,364)	(1,353,800)

Net increase (decrease) in net assets from operations	(8,097,207)	(5,090,209)	(1,191,846)

Contract owner transactions:
Deposits	539,965	339,351	488,381
Terminations, withdrawals and annuity payments	(393,487)	(538,696)	(161,361)
Transfers between subaccounts, net	(99,394)	(5,720)	(101,939)
Maintenance charges and mortality adjustments	(788,357)	(767,809)	(592,175)

Increase (decrease) in net assets from contract transactions	(741,273)	(972,874)	(367,094)

Total increase (decrease) in net assets	(8,838,480)	(6,063,083)	(1,558,940)

Net assets as of December 31, 2022	$ 13,069,848	$ 14,918,088	$ 7,706,112

Investment income (loss):
Dividend distributions	-	6,578	198,435
Investment Expenses:
Mortality and expense risk and administrative charges	(58,802)	(58,741)	(16,819)

Net investment income (loss)	(58,802)	(52,163)	181,616

Increase (decrease) in net assets from operations:
Capital gain distributions	-	824,690	-
Realized capital gain (loss) on investments	1,055,512	34,815	(77,655)
Change in unrealized appreciation (depreciation)	4,807,869	4,433,257	337,382

Net gain (loss) on investments	5,863,381	5,292,762	259,727

Net increase (decrease) in net assets from operations	5,804,579	5,240,599	441,343

Contract owner transactions:
Deposits	768,590	289,387	421,146
Terminations, withdrawals and annuity payments	(634,788)	(554,267)	(277,599)
Transfers between subaccounts, net	196,376	590,564	345,945
Maintenance charges and mortality adjustments	(1,043,549)	(832,080)	(632,851)

Increase (decrease) in net assets from contract transactions	(713,371)	(506,396)	(143,359)

Total increase (decrease) in net assets	5,091,208	4,734,203	297,984

Net assets as of December 31, 2023	$ 18,161,056	$ 19,652,291	$ 8,004,096

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Goldman Sachs VIT Government Money Market
Net assets as of December 31, 2021	$ 3,978,978	$ 13,727,383	$ 639,835

Investment income (loss):
Dividend distributions	173,220	227,330	10,038
Investment Expenses:
Mortality and expense risk and administrative charges	(14,876)	(43,609)	(2,966)

Net investment income (loss)	158,344	183,721	7,072

Increase (decrease) in net assets from operations:
Capital gain distributions	70,311	1,372,871	-
Realized capital gain (loss) on investments	45,995	41,828	-
Change in unrealized appreciation (depreciation)	(493,079)	(2,634,849)	3,854

Net gain (loss) on investments	(376,773)	(1,220,150)	3,854

Net increase (decrease) in net assets from operations	(218,429)	(1,036,429)	10,926

Contract owner transactions:
Deposits	121,176	374,657	-
Terminations, withdrawals and annuity payments	(115,003)	(480,115)	-
Transfers between subaccounts, net	(64,553)	(159,105)	1
Maintenance charges and mortality adjustments	(226,859)	(626,881)	(5,144)

Increase (decrease) in net assets from contract transactions	(285,239)	(891,444)	(5,143)

Total increase (decrease) in net assets	(503,668)	(1,927,873)	5,783

Net assets as of December 31, 2022	$ 3,475,310	$ 11,799,510	$ 645,618

Investment income (loss):
Dividend distributions	166,975	217,945	32,403
Investment Expenses:
Mortality and expense risk and administrative charges	(12,306)	(39,650)	(3,037)

Net investment income (loss)	154,669	178,295	29,366

Increase (decrease) in net assets from operations:
Capital gain distributions	202,427	1,003,136	-
Realized capital gain (loss) on investments	7,532	91,960	-
Change in unrealized appreciation (depreciation)	(106,273)	186,683	-

Net gain (loss) on investments	103,686	1,281,779	-

Net increase (decrease) in net assets from operations	258,355	1,460,074	29,366

Contract owner transactions:
Deposits	156,226	343,799	-
Terminations, withdrawals and annuity payments	(344,962)	(775,287)	-
Transfers between subaccounts, net	(6,352)	15,877	61
Maintenance charges and mortality adjustments	(229,761)	(635,911)	(2,906)

Increase (decrease) in net assets from contract transactions	(424,849)	(1,051,522)	(2,845)

Total increase (decrease) in net assets	(166,494)	408,552	26,521

Net assets as of December 31, 2023	$ 3,308,816	$ 12,208,062	$ 672,139

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Guggenheim VT Long Short Equity Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Capital Appreciation Fund
Net assets as of December 31, 2021	$ 165,192	$ 10,510,611	$ 1,427,864

Investment income (loss):
Dividend distributions	668	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(542)	(23,786)	(4,151)

Net investment income (loss)	126	(23,786)	(4,151)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,136,448	383,072
Realized capital gain (loss) on investments	2,792	21,550	(8,400)
Change in unrealized appreciation (depreciation)	(27,721)	(5,382,167)	(806,148)

Net gain (loss) on investments	(24,929)	(3,224,169)	(431,476)

Net increase (decrease) in net assets from operations	(24,803)	(3,247,955)	(435,627)

Contract owner transactions:
Deposits	6,967	207,507	30,108
Terminations, withdrawals and annuity payments	(649)	(177,662)	(16,511)
Transfers between subaccounts, net	(11,589)	40,440	10,463
Maintenance charges and mortality adjustments	(13,883)	(340,672)	(95,463)

Increase (decrease) in net assets from contract transactions	(19,154)	(270,387)	(71,403)

Total increase (decrease) in net assets	(43,957)	(3,518,342)	(507,030)

Net assets as of December 31, 2022	$ 121,235	$ 6,992,269	$ 920,834

Investment income (loss):
Dividend distributions	333	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(483)	(23,198)	(3,767)

Net investment income (loss)	(150)	(23,198)	(3,767)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	176,988	-
Realized capital gain (loss) on investments	1,983	121,085	21,244
Change in unrealized appreciation (depreciation)	12,839	2,440,541	274,270

Net gain (loss) on investments	14,822	2,738,614	295,514

Net increase (decrease) in net assets from operations	14,672	2,715,416	291,747

Contract owner transactions:
Deposits	8,400	204,522	18,487
Terminations, withdrawals and annuity payments	(1,715)	(301,376)	(138,569)
Transfers between subaccounts, net	491	(328,906)	62,325
Maintenance charges and mortality adjustments	(12,149)	(343,000)	(101,628)

Increase (decrease) in net assets from contract transactions	(4,973)	(768,760)	(159,385)

Total increase (decrease) in net assets	9,699	1,946,656	132,362

Net assets as of December 31, 2023	$ 130,934	$ 8,938,925	$ 1,053,196

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Invesco V.I. Core Equity Fund	Invesco V.I. Equity and Income Fund	Invesco V.I. Global Fund
Net assets as of December 31, 2021	$ 1,582,463	$ 2,716,037	$ 3,023,404

Investment income (loss):
Dividend distributions	11,957	34,210	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,302)	(8,322)	(8,605)

Net investment income (loss)	8,655	25,888	(8,605)

Increase (decrease) in net assets from operations:
Capital gain distributions	203,209	315,666	380,307
Realized capital gain (loss) on investments	3,852	28,521	(40,135)
Change in unrealized appreciation (depreciation)	(537,128)	(578,809)	(1,303,954)

Net gain (loss) on investments	(330,067)	(234,622)	(963,782)

Net increase (decrease) in net assets from operations	(321,412)	(208,734)	(972,387)

Contract owner transactions:
Deposits	45,125	78,831	86,314
Terminations, withdrawals and annuity payments	(41,537)	(173,066)	(212,518)
Transfers between subaccounts, net	2,930	38,441	120,689
Maintenance charges and mortality adjustments	(69,039)	(183,727)	(124,375)

Increase (decrease) in net assets from contract transactions	(62,521)	(239,521)	(129,890)

Total increase (decrease) in net assets	(383,933)	(448,255)	(1,102,277)

Net assets as of December 31, 2022	$ 1,198,530	$ 2,267,782	$ 1,921,127

Investment income (loss):
Dividend distributions	8,711	36,368	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,243)	(7,693)	(7,966)

Net investment income (loss)	5,468	28,675	(7,966)

Increase (decrease) in net assets from operations:
Capital gain distributions	28,112	110,413	238,012
Realized capital gain (loss) on investments	940	1,258	39,306
Change in unrealized appreciation (depreciation)	216,350	56,213	339,281

Net gain (loss) on investments	245,402	167,884	616,599

Net increase (decrease) in net assets from operations	250,870	196,559	608,633

Contract owner transactions:
Deposits	42,163	85,937	85,350
Terminations, withdrawals and annuity payments	(151,384)	(149,761)	(254,628)
Transfers between subaccounts, net	9,764	(27,163)	(48,670)
Maintenance charges and mortality adjustments	(74,311)	(175,832)	(143,944)

Increase (decrease) in net assets from contract transactions	(173,768)	(266,819)	(361,892)

Total increase (decrease) in net assets	77,102	(70,260)	246,741

Net assets as of December 31, 2023	$ 1,275,632	$ 2,197,522	$ 2,167,868

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Main Street Small Cap Fund®	Lazard Retirement US Small Cap Equity Select Portfolio (b)
Net assets as of December 31, 2021	$ 2,315,951	$ 4,933,620	$ 939,675

Investment income (loss):
Dividend distributions	6,770	10,714	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,362)	(20,241)	(2,908)

Net investment income (loss)	408	(9,527)	(2,908)

Increase (decrease) in net assets from operations:
Capital gain distributions	404,431	501,990	204,081
Realized capital gain (loss) on investments	24,224	197,085	7,819
Change in unrealized appreciation (depreciation)	(759,545)	(1,439,170)	(353,898)

Net gain (loss) on investments	(330,890)	(740,095)	(141,998)

Net increase (decrease) in net assets from operations	(330,482)	(749,622)	(144,906)

Contract owner transactions:
Deposits	42,916	221,761	33,240
Terminations, withdrawals and annuity payments	(118,351)	(70,275)	(57,142)
Transfers between subaccounts, net	9,904	(97,230)	(4,999)
Maintenance charges and mortality adjustments	(86,328)	(274,352)	(40,681)

Increase (decrease) in net assets from contract transactions	(151,859)	(220,096)	(69,582)

Total increase (decrease) in net assets	(482,341)	(969,718)	(214,488)

Net assets as of December 31, 2022	$ 1,833,610	$ 3,963,902	$ 725,187

Investment income (loss):
Dividend distributions	5,377	36,931	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,166)	(14,298)	(2,760)

Net investment income (loss)	(789)	22,633	(2,760)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	5,852	239,085	(838)
Change in unrealized appreciation (depreciation)	242,848	384,584	73,599

Net gain (loss) on investments	248,700	623,669	72,761

Net increase (decrease) in net assets from operations	247,911	646,302	70,001

Contract owner transactions:
Deposits	39,669	167,097	43,394
Terminations, withdrawals and annuity payments	(62,807)	(217,776)	(1,125)
Transfers between subaccounts, net	7,297	(63,035)	6,790
Maintenance charges and mortality adjustments	(92,295)	(236,343)	(43,085)

Increase (decrease) in net assets from contract transactions	(108,136)	(350,057)	5,974

Total increase (decrease) in net assets	139,775	296,245	75,975

Net assets as of December 31, 2023	$ 1,973,385	$ 4,260,147	$ 801,162

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Lord Abbett Series Fund Bond Debenture Portfolio	Lord Abbett Series Fund Growth and Income Portfolio	Lord Abbett Series Fund Mid Cap Stock Portfolio
Net assets as of December 31, 2021	$ 3,308,356	$ 15,921,052	$ 4,952,518

Investment income (loss):
Dividend distributions	116,519	181,751	34,881
Investment Expenses:
Mortality and expense risk and administrative charges	(9,546)	(47,215)	(17,320)

Net investment income (loss)	106,973	134,536	17,561

Increase (decrease) in net assets from operations:
Capital gain distributions	7,299	1,102,041	266,606
Realized capital gain (loss) on investments	(42,295)	292,467	(1,512)
Change in unrealized appreciation (depreciation)	(482,454)	(2,938,680)	(837,822)

Net gain (loss) on investments	(517,450)	(1,544,172)	(572,728)

Net increase (decrease) in net assets from operations	(410,477)	(1,409,636)	(555,167)

Contract owner transactions:
Deposits	161,898	555,234	111,988
Terminations, withdrawals and annuity payments	(304,425)	(778,854)	(272,453)
Transfers between subaccounts, net	(7,139)	52,207	133,973
Maintenance charges and mortality adjustments	(250,773)	(839,743)	(247,633)

Increase (decrease) in net assets from contract transactions	(400,439)	(1,011,156)	(274,125)

Total increase (decrease) in net assets	(810,916)	(2,420,792)	(829,292)

Net assets as of December 31, 2022	$ 2,497,440	$ 13,500,260	$ 4,123,226

Investment income (loss):
Dividend distributions	126,063	128,065	18,983
Investment Expenses:
Mortality and expense risk and administrative charges	(8,620)	(41,978)	(15,686)

Net investment income (loss)	117,443	86,087	3,297

Increase (decrease) in net assets from operations:
Capital gain distributions	-	278,224	117,090
Realized capital gain (loss) on investments	(11,847)	70,713	(15,857)
Change in unrealized appreciation (depreciation)	42,105	1,212,026	468,603

Net gain (loss) on investments	30,258	1,560,963	569,836

Net increase (decrease) in net assets from operations	147,701	1,647,050	573,133

Contract owner transactions:
Deposits	245,708	734,294	104,681
Terminations, withdrawals and annuity payments	(127,485)	(729,287)	(310,914)
Transfers between subaccounts, net	26,467	101,510	50,893
Maintenance charges and mortality adjustments	(282,645)	(1,047,541)	(249,203)

Increase (decrease) in net assets from contract transactions	(137,955)	(941,024)	(404,543)

Total increase (decrease) in net assets	9,746	706,026	168,590

Net assets as of December 31, 2023	$ 2,507,186	$ 14,206,286	$ 4,291,816

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio
Net assets as of December 31, 2021	$ 3,436,114	$ 11,320,314	$ 8,759,131

Investment income (loss):
Dividend distributions	45,774	187,381	110,071
Investment Expenses:
Mortality and expense risk and administrative charges	(9,848)	(38,425)	(31,613)

Net investment income (loss)	35,926	148,956	78,458

Increase (decrease) in net assets from operations:
Capital gain distributions	108,091	510,251	276,462
Realized capital gain (loss) on investments	115,653	(45,801)	104,777
Change in unrealized appreciation (depreciation)	(675,745)	(2,188,372)	(1,479,289)

Net gain (loss) on investments	(452,001)	(1,723,922)	(1,098,050)

Net increase (decrease) in net assets from operations	(416,075)	(1,574,966)	(1,019,592)

Contract owner transactions:
Deposits	195,428	295,548	310,006
Terminations, withdrawals and annuity payments	(51,173)	(115,480)	(1,038,151)
Transfers between subaccounts, net	(85,442)	1,147,900	(139,709)
Maintenance charges and mortality adjustments	(144,204)	(475,705)	(284,028)

Increase (decrease) in net assets from contract transactions	(85,391)	852,263	(1,151,882)

Total increase (decrease) in net assets	(501,466)	(722,703)	(2,171,474)

Net assets as of December 31, 2022	$ 2,934,648	$ 10,597,611	$ 6,587,657

Investment income (loss):
Dividend distributions	53,918	175,953	127,833
Investment Expenses:
Mortality and expense risk and administrative charges	(9,242)	(33,384)	(24,929)

Net investment income (loss)	44,676	142,569	102,904

Increase (decrease) in net assets from operations:
Capital gain distributions	67,261	204,802	165,489
Realized capital gain (loss) on investments	25,174	(217,920)	93,669
Change in unrealized appreciation (depreciation)	352,098	982,386	611,270

Net gain (loss) on investments	444,533	969,268	870,428

Net increase (decrease) in net assets from operations	489,209	1,111,837	973,332

Contract owner transactions:
Deposits	188,277	273,614	324,237
Terminations, withdrawals and annuity payments	(14,726)	(2,305,338)	(266,620)
Transfers between subaccounts, net	221,400	68,617	122,032
Maintenance charges and mortality adjustments	(150,036)	(473,021)	(282,235)

Increase (decrease) in net assets from contract transactions	244,915	(2,436,128)	(102,586)

Total increase (decrease) in net assets	734,124	(1,324,291)	870,746

Net assets as of December 31, 2023	$ 3,668,772	$ 9,273,320	$ 7,458,403

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Mid Cap Growth Portfolio	PIMCO CommodityReal Return® Strategy Portfolio
Net assets as of December 31, 2021	$ 2,033,550	$ 1,380,470	$ 2,340,515

Investment income (loss):
Dividend distributions	26,847	-	502,608
Investment Expenses:
Mortality and expense risk and administrative charges	(6,999)	(5,195)	(13,120)

Net investment income (loss)	19,848	(5,195)	489,488

Increase (decrease) in net assets from operations:
Capital gain distributions	67,355	209,119	-
Realized capital gain (loss) on investments	(24,840)	(22,582)	38,273
Change in unrealized appreciation (depreciation)	(282,008)	(576,829)	(266,650)

Net gain (loss) on investments	(239,493)	(390,292)	(228,377)

Net increase (decrease) in net assets from operations	(219,645)	(395,487)	261,111

Contract owner transactions:
Deposits	76,529	44,202	136,147
Terminations, withdrawals and annuity payments	(203,519)	(32,023)	(73,928)
Transfers between subaccounts, net	(100,597)	(23,404)	(214,649)
Maintenance charges and mortality adjustments	(146,987)	(65,547)	(152,074)

Increase (decrease) in net assets from contract transactions	(374,574)	(76,772)	(304,504)

Total increase (decrease) in net assets	(594,219)	(472,259)	(43,393)

Net assets as of December 31, 2022	$ 1,439,331	$ 908,211	$ 2,297,122

Investment income (loss):
Dividend distributions	32,978	-	342,573
Investment Expenses:
Mortality and expense risk and administrative charges	(6,451)	(4,519)	(8,612)

Net investment income (loss)	26,527	(4,519)	333,961

Increase (decrease) in net assets from operations:
Capital gain distributions	15,337	-	-
Realized capital gain (loss) on investments	(984)	14,572	(230,018)
Change in unrealized appreciation (depreciation)	105,964	146,488	(294,707)

Net gain (loss) on investments	120,317	161,060	(524,725)

Net increase (decrease) in net assets from operations	146,844	156,541	(190,764)

Contract owner transactions:
Deposits	173,716	69,848	124,692
Terminations, withdrawals and annuity payments	(28,913)	(119,323)	(50,338)
Transfers between subaccounts, net	27,513	46,607	188,615
Maintenance charges and mortality adjustments	(139,558)	(64,812)	(128,617)

Increase (decrease) in net assets from contract transactions	32,758	(67,680)	134,352

Total increase (decrease) in net assets	179,602	88,861	(56,412)

Net assets as of December 31, 2023	$ 1,618,933	$ 997,072	$ 2,240,710

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	PIMCO Real Return Portfolio	PIMCO Total Return Portfolio	Rydex VT Inverse Government Long Bond Strategy Fund
Net assets as of December 31, 2021	$ 1,756,823	$ 5,849,475	$ 18,131

Investment income (loss):
Dividend distributions	109,331	127,854	-
Investment Expenses:
Mortality and expense risk and administrative charges	(5,423)	(18,322)	(93)

Net investment income (loss)	103,908	109,532	(93)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(12,463)	(34,353)	531
Change in unrealized appreciation (depreciation)	(302,062)	(917,750)	8,397

Net gain (loss) on investments	(314,525)	(952,103)	8,928

Net increase (decrease) in net assets from operations	(210,617)	(842,571)	8,835

Contract owner transactions:
Deposits	57,502	799,340	2,110
Terminations, withdrawals and annuity payments	(32,370)	(138,215)	-
Transfers between subaccounts, net	(5,574)	14,980	372
Maintenance charges and mortality adjustments	(138,564)	(846,602)	(2,606)

Increase (decrease) in net assets from contract transactions	(119,006)	(170,497)	(124)

Total increase (decrease) in net assets	(329,623)	(1,013,068)	8,711

Net assets as of December 31, 2022	$ 1,427,200	$ 4,836,407	$ 26,842

Investment income (loss):
Dividend distributions	40,223	158,412	-
Investment Expenses:
Mortality and expense risk and administrative charges	(4,690)	(16,315)	(95)

Net investment income (loss)	35,533	142,097	(95)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(15,949)	(47,167)	263
Change in unrealized appreciation (depreciation)	23,280	152,505	815

Net gain (loss) on investments	7,331	105,338	1,078

Net increase (decrease) in net assets from operations	42,864	247,435	983

Contract owner transactions:
Deposits	51,350	210,786	1,424
Terminations, withdrawals and annuity payments	(40,245)	(214,752)	(982)
Transfers between subaccounts, net	4,945	34,244	287
Maintenance charges and mortality adjustments	(131,194)	(524,147)	(1,416)

Increase (decrease) in net assets from contract transactions	(115,144)	(493,869)	(687)

Total increase (decrease) in net assets	(72,280)	(246,434)	296

Net assets as of December 31, 2023	$ 1,354,920	$ 4,589,973	$ 27,138

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Rydex VT Nova Fund	SA AB Growth Portfolio	SAST Capital Appreciation Portfolio
Net assets as of December 31, 2021	$ 298,360	$ 3,795,738	$ 6,089,808

Investment income (loss):
Dividend distributions	1,001	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,579)	(13,414)	(19,994)

Net investment income (loss)	(578)	(13,414)	(19,994)

Increase (decrease) in net assets from operations:
Capital gain distributions	28,371	461,249	1,188,955
Realized capital gain (loss) on investments	(9,771)	(9,686)	(11,472)
Change in unrealized appreciation (depreciation)	(118,594)	(1,546,613)	(3,365,737)

Net gain (loss) on investments	(99,994)	(1,095,050)	(2,188,254)

Net increase (decrease) in net assets from operations	(100,572)	(1,108,464)	(2,208,248)

Contract owner transactions:
Deposits	5,878	1,131	1,341
Terminations, withdrawals and annuity payments	-	(15,000)	(122,035)
Transfers between subaccounts, net	10,081	(219)	1,062
Maintenance charges and mortality adjustments	(12,607)	(21,249)	(31,233)

Increase (decrease) in net assets from contract transactions	3,352	(35,337)	(150,865)

Total increase (decrease) in net assets	(97,220)	(1,143,801)	(2,359,113)

Net assets as of December 31, 2022	$ 201,140	$ 2,651,937	$ 3,730,695

Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,642)	(14,181)	(20,415)

Net investment income (loss)	(1,642)	(14,181)	(20,415)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	239,542	-
Realized capital gain (loss) on investments	1,172	5,015	11,371
Change in unrealized appreciation (depreciation)	77,183	678,973	1,461,890

Net gain (loss) on investments	78,355	923,530	1,473,261

Net increase (decrease) in net assets from operations	76,713	909,349	1,452,846

Contract owner transactions:
Deposits	5,784	1,364	2,065
Terminations, withdrawals and annuity payments	(1,520)	-	-
Transfers between subaccounts, net	49,253	179	470
Maintenance charges and mortality adjustments	(16,909)	(22,829)	(33,927)

Increase (decrease) in net assets from contract transactions	36,608	(21,286)	(31,392)

Total increase (decrease) in net assets	113,321	888,063	1,421,454

Net assets as of December 31, 2023	$ 314,461	$ 3,540,000	$ 5,152,149

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	SAST Government & Quality Bond Portfolio	SAST Strategic Multi-Asset Income Portfolio	Templeton Developing Markets VIP Fund
Net assets as of December 31, 2021	$ 238,190	$ 981,774	$ 4,158,910

Investment income (loss):
Dividend distributions	2,858	7,308	88,020
Investment Expenses:
Mortality and expense risk and administrative charges	(977)	(3,826)	(12,187)

Net investment income (loss)	1,881	3,482	75,833

Increase (decrease) in net assets from operations:
Capital gain distributions	3,444	79,891	254,341
Realized capital gain (loss) on investments	(152)	(436)	(31,570)
Change in unrealized appreciation (depreciation)	(38,564)	(255,414)	(1,218,728)

Net gain (loss) on investments	(35,272)	(175,959)	(995,957)

Net increase (decrease) in net assets from operations	(33,391)	(172,477)	(920,124)

Contract owner transactions:
Deposits	27	1,755	165,677
Terminations, withdrawals and annuity payments	-	-	(118,724)
Transfers between subaccounts, net	1	-	82,047
Maintenance charges and mortality adjustments	3,229	(13,485)	(229,958)

Increase (decrease) in net assets from contract transactions	3,257	(11,730)	(100,958)

Total increase (decrease) in net assets	(30,134)	(184,207)	(1,021,082)

Net assets as of December 31, 2022	$ 208,056	$ 797,567	$ 3,137,828

Investment income (loss):
Dividend distributions	4,824	12,968	66,583
Investment Expenses:
Mortality and expense risk and administrative charges	(959)	(3,875)	(11,794)

Net investment income (loss)	3,865	9,093	54,789

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	2,415
Realized capital gain (loss) on investments	95	1,507	4,605
Change in unrealized appreciation (depreciation)	5,748	105,026	311,397

Net gain (loss) on investments	5,843	106,533	318,417

Net increase (decrease) in net assets from operations	9,708	115,626	373,206

Contract owner transactions:
Deposits	2,826	1,755	118,236
Terminations, withdrawals and annuity payments	-	-	(72,613)
Transfers between subaccounts, net	222	(4)	(15,803)
Maintenance charges and mortality adjustments	1,993	(13,224)	(213,729)

Increase (decrease) in net assets from contract transactions	5,041	(11,473)	(183,909)

Total increase (decrease) in net assets	14,749	104,153	189,297

Net assets as of December 31, 2023	$ 222,805	$ 901,720	$ 3,327,125

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	TVST Touchstone Balanced Fund
Net assets as of December 31, 2021	$ 7,047,913	$ 6,712,164	$ 1,808,519

Investment income (loss):
Dividend distributions	194,434	9,170	7,361
Investment Expenses:
Mortality and expense risk and administrative charges	(21,489)	(22,722)	(6,121)

Net investment income (loss)	172,945	(13,552)	1,240

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	353,714
Realized capital gain (loss) on investments	(40,980)	(106,869)	8,550
Change in unrealized appreciation (depreciation)	(699,759)	(656,210)	(651,890)

Net gain (loss) on investments	(740,739)	(763,079)	(289,626)

Net increase (decrease) in net assets from operations	(567,794)	(776,631)	(288,386)

Contract owner transactions:
Deposits	341,834	278,306	42,075
Terminations, withdrawals and annuity payments	(269,983)	(145,678)	(16,457)
Transfers between subaccounts, net	(79,842)	(48,060)	(28,906)
Maintenance charges and mortality adjustments	(418,803)	(393,927)	(85,139)

Increase (decrease) in net assets from contract transactions	(426,794)	(309,359)	(88,427)

Total increase (decrease) in net assets	(994,588)	(1,085,990)	(376,813)

Net assets as of December 31, 2022	$ 6,053,325	$ 5,626,174	$ 1,431,706

Investment income (loss):
Dividend distributions	209,631	195,928	25,624
Investment Expenses:
Mortality and expense risk and administrative charges	(22,320)	(21,453)	(6,625)

Net investment income (loss)	187,311	174,475	18,999

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(11,764)	(36,256)	1,992
Change in unrealized appreciation (depreciation)	1,027,069	964,961	252,101

Net gain (loss) on investments	1,015,305	928,705	254,093

Net increase (decrease) in net assets from operations	1,202,616	1,103,180	273,092

Contract owner transactions:
Deposits	486,617	311,501	38,188
Terminations, withdrawals and annuity payments	(194,753)	(447,884)	(15,846)
Transfers between subaccounts, net	(99,170)	(68,740)	371,895
Maintenance charges and mortality adjustments	(582,293)	(432,778)	(86,485)

Increase (decrease) in net assets from contract transactions	(389,599)	(637,901)	307,752

Total increase (decrease) in net assets	813,017	465,279	580,844

Net assets as of December 31, 2023	$ 6,866,342	$ 6,091,453	$ 2,012,550

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund
Net assets as of December 31, 2021	$ 1,755,303	$ 8,937,610	$ 3,683,727

Investment income (loss):
Dividend distributions	32,696	30,213	987
Investment Expenses:
Mortality and expense risk and administrative charges	(8,805)	(40,241)	(13,350)

Net investment income (loss)	23,891	(10,028)	(12,363)

Increase (decrease) in net assets from operations:
Capital gain distributions	12,328	982,990	817,659
Realized capital gain (loss) on investments	(33,102)	201,384	36,264
Change in unrealized appreciation (depreciation)	(259,905)	(2,739,170)	(1,385,764)

Net gain (loss) on investments	(280,679)	(1,554,796)	(531,841)

Net increase (decrease) in net assets from operations	(256,788)	(1,564,824)	(544,204)

Contract owner transactions:
Deposits	91,700	348,802	82,488
Terminations, withdrawals and annuity payments	(56,628)	(435,151)	(154,724)
Transfers between subaccounts, net	68,114	(5,008)	(68,248)
Maintenance charges and mortality adjustments	(103,959)	(445,857)	(203,849)

Increase (decrease) in net assets from contract transactions	(773)	(537,214)	(344,333)

Total increase (decrease) in net assets	(257,561)	(2,102,038)	(888,537)

Net assets as of December 31, 2022	$ 1,497,742	$ 6,835,572	$ 2,795,190

Investment income (loss):
Dividend distributions	68,243	32,203	6,374
Investment Expenses:
Mortality and expense risk and administrative charges	(5,752)	(27,634)	(10,842)

Net investment income (loss)	62,491	4,569	(4,468)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	483,767	13,061
Realized capital gain (loss) on investments	(83,826)	286,479	(27,663)
Change in unrealized appreciation (depreciation)	104,833	949,256	455,045

Net gain (loss) on investments	21,007	1,719,502	440,443

Net increase (decrease) in net assets from operations	83,498	1,724,071	435,975

Contract owner transactions:
Deposits	83,215	320,881	76,920
Terminations, withdrawals and annuity payments	(44,246)	(286,207)	(43,389)
Transfers between subaccounts, net	(16,340)	(167,713)	20,709
Maintenance charges and mortality adjustments	(99,212)	(455,166)	(217,573)

Increase (decrease) in net assets from contract transactions	(76,583)	(588,205)	(163,333)

Total increase (decrease) in net assets	6,915	1,135,866	272,642

Net assets as of December 31, 2023	$ 1,504,657	$ 7,971,438	$ 3,067,832

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Capital Growth Series	Virtus KAR Enhanced Core Equity Series
Net assets as of December 31, 2021	$ 23,784,980	$179,958,096	$ 52,131,900

Investment income (loss):
Dividend distributions	184,267	-	1,222,934
Investment Expenses:
Mortality and expense risk and administrative charges	(73,821)	(685,414)	(157,965)

Net investment income (loss)	110,446	(685,414)	1,064,969

Increase (decrease) in net assets from operations:
Capital gain distributions	437,922	20,519,555	2,045,106
Realized capital gain (loss) on investments	(103,299)	(1,602,386)	35,632
Change in unrealized appreciation (depreciation)	(6,523,768)	(82,743,500)	(4,774,048)

Net gain (loss) on investments	(6,189,145)	(63,826,331)	(2,693,310)

Net increase (decrease) in net assets from operations	(6,078,699)	(64,511,745)	(1,628,341)

Contract owner transactions:
Deposits	534,175	4,056,071	1,830,577
Terminations, withdrawals and annuity payments	(546,332)	(6,069,065)	(1,193,041)
Transfers between subaccounts, net	(130,134)	80,297	(202,378)
Maintenance charges and mortality adjustments	(894,393)	(6,989,860)	(2,984,786)

Increase (decrease) in net assets from contract transactions	(1,036,684)	(8,922,557)	(2,549,628)

Total increase (decrease) in net assets	(7,115,383)	(73,434,302)	(4,177,969)

Net assets as of December 31, 2022	$ 16,669,597	$106,523,794	$ 47,953,931

Investment income (loss):
Dividend distributions	360,300	-	1,353,272
Investment Expenses:
Mortality and expense risk and administrative charges	(60,123)	(655,726)	(147,491)

Net investment income (loss)	300,177	(655,726)	1,205,781

Increase (decrease) in net assets from operations:
Capital gain distributions	172,511	8,303,556	407,412
Realized capital gain (loss) on investments	(390,406)	641,006	(77,484)
Change in unrealized appreciation (depreciation)	1,634,232	26,644,982	(1,091,400)

Net gain (loss) on investments	1,416,337	35,589,544	(761,472)

Net increase (decrease) in net assets from operations	1,716,514	34,933,818	444,309

Contract owner transactions:
Deposits	498,958	4,073,684	1,536,334
Terminations, withdrawals and annuity payments	(523,618)	(5,197,923)	(2,081,660)
Transfers between subaccounts, net	238,666	(169,486)	385,216
Maintenance charges and mortality adjustments	(853,479)	(6,982,336)	(2,877,276)

Increase (decrease) in net assets from contract transactions	(639,473)	(8,276,061)	(3,037,386)

Total increase (decrease) in net assets	1,077,041	26,657,757	(2,593,077)

Net assets as of December 31, 2023	$ 17,746,638	$133,181,551	$ 45,360,854

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus KAR Small- Cap Growth Series	Virtus KAR Small- Cap Value Series	Virtus Newfleet Multi-Sector Intermediate Bond Series
Net assets as of December 31, 2021	$ 61,632,829	$ 33,581,346	$ 24,726,331

Investment income (loss):
Dividend distributions	-	54,087	730,714
Investment Expenses:
Mortality and expense risk and administrative charges	(165,436)	(100,286)	(86,812)

Net investment income (loss)	(165,436)	(46,199)	643,902

Increase (decrease) in net assets from operations:
Capital gain distributions	4,656,612	1,775,402	-
Realized capital gain (loss) on investments	(1,015,317)	(220,632)	(143,125)
Change in unrealized appreciation (depreciation)	(21,882,567)	(9,563,241)	(2,913,851)

Net gain (loss) on investments	(18,241,272)	(8,008,471)	(3,056,976)

Net increase (decrease) in net assets from operations	(18,406,708)	(8,054,670)	(2,413,074)

Contract owner transactions:
Deposits	753,389	1,080,977	1,080,790
Terminations, withdrawals and annuity payments	(2,440,263)	(881,354)	(1,133,347)
Transfers between subaccounts, net	(776,286)	77,246	(169,728)
Maintenance charges and mortality adjustments	(1,880,729)	(1,421,434)	(1,382,936)

Increase (decrease) in net assets from contract transactions	(4,343,889)	(1,144,565)	(1,605,221)

Total increase (decrease) in net assets	(22,750,597)	(9,199,235)	(4,018,295)

Net assets as of December 31, 2022	$ 38,882,232	$ 24,382,111	$ 20,708,036

Investment income (loss):
Dividend distributions	-	133,944	964,546
Investment Expenses:
Mortality and expense risk and administrative charges	(150,148)	(88,821)	(77,277)

Net investment income (loss)	(150,148)	45,123	887,269

Increase (decrease) in net assets from operations:
Capital gain distributions	2,816,363	999,297	-
Realized capital gain (loss) on investments	102,479	172,540	(137,882)
Change in unrealized appreciation (depreciation)	4,547,280	3,160,026	905,657

Net gain (loss) on investments	7,466,122	4,331,863	767,775

Net increase (decrease) in net assets from operations	7,315,974	4,376,986	1,655,044

Contract owner transactions:
Deposits	792,266	1,004,415	880,933
Terminations, withdrawals and annuity payments	(1,819,858)	(1,076,534)	(817,480)
Transfers between subaccounts, net	263,178	43,395	126,640
Maintenance charges and mortality adjustments	(1,847,328)	(1,447,596)	(1,343,721)

Increase (decrease) in net assets from contract transactions	(2,611,742)	(1,476,320)	(1,153,628)

Total increase (decrease) in net assets	4,704,232	2,900,666	501,416

Net assets as of December 31, 2023	$ 43,586,464	$ 27,282,777	$ 21,209,452

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus SGA International Growth Series	Virtus Strategic Allocation Series	Wanger Acorn
Net assets as of December 31, 2021	$ 37,765,061	$ 43,398,348	$ 48,775,993

Investment income (loss):
Dividend distributions	-	78,384	-
Investment Expenses:
Mortality and expense risk and administrative charges	(147,813)	(177,869)	(134,333)

Net investment income (loss)	(147,813)	(99,485)	(134,333)

Increase (decrease) in net assets from operations:
Capital gain distributions	804,887	2,230,701	12,192,009
Realized capital gain (loss) on investments	(623,487)	(505,899)	(579,358)
Change in unrealized appreciation (depreciation)	(7,075,987)	(14,837,751)	(27,739,774)

Net gain (loss) on investments	(6,894,587)	(13,112,949)	(16,127,123)

Net increase (decrease) in net assets from operations	(7,042,400)	(13,212,434)	(16,261,456)

Contract owner transactions:
Deposits	1,778,891	892,075	873,639
Terminations, withdrawals and annuity payments	(919,074)	(1,221,445)	(1,848,302)
Transfers between subaccounts, net	261,920	(230,098)	168,527
Maintenance charges and mortality adjustments	(1,905,917)	(1,789,289)	(1,647,377)

Increase (decrease) in net assets from contract transactions	(784,180)	(2,348,757)	(2,453,513)

Total increase (decrease) in net assets	(7,826,580)	(15,561,191)	(18,714,969)

Net assets as of December 31, 2022	$ 29,938,481	$ 27,837,157	$ 30,061,024

Investment income (loss):
Dividend distributions	32,836	335,664	-
Investment Expenses:
Mortality and expense risk and administrative charges	(138,166)	(165,938)	(136,804)

Net investment income (loss)	(105,330)	169,726	(136,804)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,906,831	-
Realized capital gain (loss) on investments	(379,587)	134,480	(75,131)
Change in unrealized appreciation (depreciation)	5,571,477	3,598,662	7,082,505

Net gain (loss) on investments	5,191,890	5,639,973	7,007,374

Net increase (decrease) in net assets from operations	5,086,560	5,809,699	6,870,570

Contract owner transactions:
Deposits	1,552,868	841,049	1,033,562
Terminations, withdrawals and annuity payments	(1,260,125)	(1,066,786)	(1,850,382)
Transfers between subaccounts, net	(160,244)	103,513	6,498,749
Maintenance charges and mortality adjustments	(1,849,901)	(1,765,711)	(1,860,963)

Increase (decrease) in net assets from contract transactions	(1,717,402)	(1,887,935)	3,820,966

Total increase (decrease) in net assets	3,369,158	3,921,764	10,691,536

Net assets as of December 31, 2023	$ 33,307,639	$ 31,758,921	$ 40,752,560

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Wanger International	Wanger Select (a)
Net assets as of December 31, 2021	$ 28,242,916	$ 10,170,719

Investment income (loss):
Dividend distributions	179,113	-
Investment Expenses:
Mortality and expense risk and administrative charges	(84,428)	(20,776)

Net investment income (loss)	94,685	(20,776)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,542,550	3,534,682
Realized capital gain (loss) on investments	(66,763)	(46,867)
Change in unrealized appreciation (depreciation)	(13,089,513)	(7,009,502)

Net gain (loss) on investments	(9,613,726)	(3,521,687)

Net increase (decrease) in net assets from operations	(9,519,041)	(3,542,463)

Contract owner transactions:
Deposits	665,025	196,995
Terminations, withdrawals and annuity payments	(657,046)	(221,770)
Transfers between subaccounts, net	256,252	121,478
Maintenance charges and mortality adjustments	(915,348)	(347,198)

Increase (decrease) in net assets from contract transactions	(651,117)	(250,495)

Total increase (decrease) in net assets	(10,170,158)	(3,792,958)

Net assets as of December 31, 2022	$ 18,072,758	$ 6,377,761

Investment income (loss):
Dividend distributions	60,341	-
Investment Expenses:
Mortality and expense risk and administrative charges	(76,408)	(5,992)

Net investment income (loss)	(16,067)	(5,992)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-
Realized capital gain (loss) on investments	(24,545)	(7,167,538)
Change in unrealized appreciation (depreciation)	2,951,737	7,768,438

Net gain (loss) on investments	2,927,192	600,900

Net increase (decrease) in net assets from operations	2,911,125	594,908

Contract owner transactions:
Deposits	657,813	68,233
Terminations, withdrawals and annuity payments	(687,354)	(174,614)
Transfers between subaccounts, net	(143,696)	(6,757,697)
Maintenance charges and mortality adjustments	(942,304)	(108,591)

Increase (decrease) in net assets from contract transactions	(1,115,541)	(6,972,669)

Total increase (decrease) in net assets	1,795,584	(6,377,761)

Net assets as of December 31, 2023	$ 19,868,342	$ -

(a) Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

Nassau Life Variable Universal Life Account

Notes to Financial Statements

December 31, 2023

Note 1. Organization

The Nassau Life Variable Universal Life Account (the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the Company, “we” or “us”). NNY, domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on June 17, 1985. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

Alger Capital Appreciation Portfolio	Class I-2
AMT Sustainable Equity Portfolio	Class S
Calvert VP S&P MidCap 400 Index Portfolio	Class I
DWS Equity 500 Index VIP	Class A
DWS Small Cap Index VIP	Class A
Federated Hermes Fund for U.S. Government Securities II	Primary
Federated Hermes Government Money Fund II	Service
Federated Hermes High Income Bond Fund II	Primary
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Opportunities Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class
Fidelity® VIP Investment Grade Bond Portfolio	Service Class
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2
Goldman Sachs VIT Government Money Market	Institution
Guggenheim VT Long Short Equity Fund	-
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. Capital Appreciation Fund	Series II
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Fund	Series II
Invesco V.I. Main Street Mid Cap Fund®	Series I
Invesco V.I. Main Street Small Cap Fund®	Series II
Lazard Retirement US Small Cap Equity Select Portfolio	Service
Lord Abbett Series Fund Bond Debenture Portfolio	Class VC
Lord Abbett Series Fund Growth and Income Portfolio	Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Class VC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II
Neuberger Berman AMT Mid Cap Growth Portfolio	S Class
PIMCO CommodityReal Return® Strategy Portfolio	Advisor Class
PIMCO Real Return Portfolio	Advisor Class
PIMCO Total Return Portfolio	Advisor Class

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

Rydex VT Inverse Government Long Bond Strategy Fund	-
Rydex VT Nova Fund	-
SA AB Growth Portfolio	-
SAST Capital Appreciation Portfolio	Class 1
SAST Government & Quality Bond Portfolio	Class 1
SAST Strategic Multi-Asset Income Portfolio	Class 1
Templeton Developing Markets VIP Fund	Class 2
Templeton Foreign VIP Fund	Class 2
Templeton Growth VIP Fund	Class 2
TVST Touchstone Balanced Fund	-
TVST Touchstone Bond Fund	-
TVST Touchstone Common Stock Fund	-
TVST Touchstone Small Company Fund	-
Virtus Duff & Phelps Real Estate Securities Series	Class A
Virtus KAR Capital Growth Series	Class A
Virtus KAR Enhanced Core Equity Series	Class A
Virtus KAR Small-Cap Growth Series	Class A
Virtus KAR Small-Cap Value Series	Class A
Virtus Newfleet Multi-Sector Intermediate Bond Series	Class A
Virtus SGA International Growth Series	Class A
Virtus Strategic Allocation Series	Class A
Wanger Acorn	-
Wanger International	-
Wanger Select	-

Fifty-nine subaccounts are currently offered by the Separate Account, all of which had activity.

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ( SEC ). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against NNY’s general account assets.

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2022 or 2023.

B. Mergers

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 2. Additions, Mergers, Liquidations and Name Changes (continued)

Date	Surviving Subaccount	Closed Subaccount

April 21, 2023	Wanger Acorn	Wanger Select

C. Liquidations

There were no fund liquidations in 2022 or 2023.

D. Name Changes

During the last two years the following subaccount name changes were made effective:

Date	New Name	Old Name

May 2, 2022	Wanger Acorn	Wanger USA
September 1, 2023	Lazard Retirement US Small Cap Equity Select Portfolio	Lazard Retirement US Small -Mid Cap Equity

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2023.

The Separate Account had no financial liabilities as of December 31, 2023.

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the years ended December 31, 2023 and 2022, were as follows:

	2023		2022
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Alger Capital Appreciation Portfolio	$ 167,701	$ 595,875	$ 673,676	$ 605,478
AMT Sustainable Equity Portfolio	1,134,573	1,449,980	1,800,581	1,577,561
Calvert VP S&P MidCap 400 Index Portfolio	471,300	260,673	575,275	266,645
DWS Equity 500 Index VIP	3,317,755	2,655,993	3,578,949	3,273,183
DWS Small Cap Index VIP	388,111	162,902	349,591	76,103
Federated Hermes Fund for U.S. Government Securities II	1,040,297	1,410,031	1,128,685	1,762,468
Federated Hermes Government Money Fund II	3,127,772	4,664,999	3,724,664	4,896,403
Federated Hermes High Income Bond Fund II	587,306	720,907	541,305	880,600
Fidelity® VIP Contrafund® Portfolio	2,468,443	4,707,761	3,459,873	3,717,090
Fidelity® VIP Growth Opportunities Portfolio	1,913,300	2,685,473	6,277,184	4,027,016
Fidelity® VIP Growth Portfolio	1,691,786	1,425,654	1,806,779	1,494,947
Fidelity® VIP Investment Grade Bond Portfolio	1,386,601	1,348,344	1,637,452	1,407,594
Franklin Income VIP Fund	711,779	779,532	586,122	642,706
Franklin Mutual Shares VIP Fund	1,679,554	1,549,643	2,126,407	1,461,260
Goldman Sachs VIT Government Money Market	33,914	7,393	10,156	8,227
Guggenheim VT Long Short Equity Fund	7,785	12,908	7,414	26,442
Invesco V.I. American Franchise Fund	403,021	1,017,991	2,386,563	544,288
Invesco V.I. Capital Appreciation Fund	107,228	270,379	494,495	186,977
Invesco V.I. Core Equity Fund	73,554	213,743	250,499	101,156
Invesco V.I. Equity and Income Fund	238,945	366,676	586,674	484,640
Invesco V.I. Global Fund	330,107	461,953	669,037	427,226
Invesco V.I. Main Street Mid Cap Fund®	58,556	167,481	453,321	200,341
Invesco V.I. Main Street Small Cap Fund®	713,684	1,041,108	1,557,462	1,285,095
Lazard Retirement US Small Cap Equity Select Portfolio (b)	49,559	46,345	236,200	104,609
Lord Abbett Series Fund Bond Debenture Portfolio	368,858	389,371	353,594	639,761
Lord Abbett Series Fund Growth and Income Portfolio	1,091,524	1,668,237	3,322,786	3,097,363
Lord Abbett Series Fund Mid Cap Stock Portfolio	300,194	584,350	601,416	591,374

(b) Name change. See Note 2.

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2023		2022
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$ 623,510	$ 266,657	$ 644,721	$ 586,095
Morningstar Balanced ETF Asset Allocation Portfolio	791,789	2,880,545	2,324,466	812,996
Morningstar Growth ETF Asset Allocation Portfolio	1,441,107	1,275,300	1,735,530	2,532,493
Morningstar Income and Growth ETF Asset Allocation Portfolio	255,617	180,995	386,114	673,485
Neuberger Berman AMT Mid Cap Growth Portfolio	218,727	290,927	337,170	210,018
PIMCO CommodityReal Return® Strategy Portfolio	1,063,236	594,922	1,349,384	1,164,399
PIMCO Real Return Portfolio	140,177	219,789	231,433	246,530
PIMCO Total Return Portfolio	477,061	828,832	899,684	960,649
Rydex VT Inverse Government Long Bond Strategy Fund	1,892	2,673	23,705	23,922
Rydex VT Nova Fund	54,819	19,853	88,638	57,493
SA AB Growth Portfolio	241,887	37,812	463,658	51,160
SAST Capital Appreciation Portfolio	1,699	53,506	1,190,177	172,081
SAST Government & Quality Bond Portfolio	16,905	8,000	16,110	7,529
SAST Strategic Multi-Asset Income Portfolio	13,763	16,143	88,173	16,530
Templeton Developing Markets VIP Fund	220,256	346,961	653,800	424,584
Templeton Foreign VIP Fund	742,220	944,508	590,614	844,464
Templeton Growth VIP Fund	577,009	1,040,435	405,569	728,481
TVST Touchstone Balanced Fund	466,967	140,216	397,695	131,168
TVST Touchstone Bond Fund	670,518	684,609	319,381	283,936
TVST Touchstone Common Stock Fund	3,013,235	3,113,104	2,199,816	1,764,068
TVST Touchstone Small Company Fund	402,982	557,723	1,000,239	539,275
Virtus Duff & Phelps Real Estate Securities Series	1,231,538	1,398,322	1,700,730	2,189,046
Virtus KAR Capital Growth Series	10,638,297	11,266,529	23,082,456	12,170,872
Virtus KAR Enhanced Core Equity Series	3,065,534	4,489,727	4,977,721	4,417,274
Virtus KAR Small-Cap Growth Series	3,553,056	3,498,583	5,371,752	5,224,465
Virtus KAR Small-Cap Value Series	2,444,982	2,876,882	3,574,935	2,990,297
Virtus Newfleet Multi-Sector Intermediate Bond Series	2,138,978	2,405,337	2,121,552	3,082,871
Virtus SGA International Growth Series	2,399,438	4,222,171	3,732,045	3,859,150
Virtus Strategic Allocation Series	2,821,876	2,633,254	2,951,968	3,169,508
Wanger Acorn	7,432,734	3,748,571	12,988,345	3,384,183

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2023		2022
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Wanger International	$ 733,138	$ 1,864,746	$ 4,758,499	$ 1,772,381
Wanger Select (a)	58,653	7,037,314	3,875,968	612,558

(a) Merger. See Note 2.

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying statement of operations and changes in net assets. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of operations and changes in net assets on line “Maintenance charges and mortality adjustments”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NLA for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, NNY makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage. Below is a table that summarizes the guaranteed maximum monthly deduction for the various plans offered by NNY:

Plan	Admin Charge
Corporate Edge	$10
Estate Edge	$20 (face amounts up to $400,000)
$0.05 per $1000 of face amount (face amounts of $400,001 to $1,600,000)
$80 (face amounts of greater than $1,600,000)
Estate Strategies	$7.50 plus $0.02 per $1,000 of face amount
Executive Benefit VUL	$10
ICAP+* (Policy years 1-8)	.55% of the daily net asset value of the subaccount on annual basis
ICAP+* (Policy years 8+)	.20% of the daily net asset value of the subaccount on annual basis
Joint Edge	$10
Phoenix Benefit Choice VUL	$7
Phoenix Executive VUL (08XVUL)	$20
Phoenix Executive VUL (V614)	$10
Flex Edge Success	$10
Flex Edge	$10
Individual Edge	$10
Phoenix Joint Edge VUL	$10
RSVP Variable Life	$5
The Phoenix Edge	$10
The Phoenix Edge SPVL	None

* ICAP maximum is on an annual basis

Contract Surrender Charge – In accordance with terms of the contracts, NCNY charges a deduction for surrender charges at the rates and schedules below. Because a contract’s value and duration may vary, the surrender charge may also vary.

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions (continued)

Plan	Surrender Charge
Corporate Edge	None
Estate Edge	9 year schedule – level for 6 years then decreasing to zero by year 10
Estate Strategies	5 year schedule – decreasing to zero by year 6
Executive Benefit VUL	None
ICAP +	Contingent Deferred Sales Charge - 8 year period, decreasing to zero in year 9
Joint Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Benefit Choice VUL	10 year schedule for base policy, 15 year schedule for level term rider
Phoenix Executive VUL (08XVUL)	None
Phoenix Executive VUL (V614)	None
Flex Edge Success	10 year schedule – level for 5 years then decreasing to zero by year 11
Flex Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Individual Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Joint Edge VUL	10 year schedule
RSVP Variable Life	10 year period, level for 6 years and decreasing to zero by year 11
The Phoenix Edge	None, other than any unpaid policy charges in years 1-10
The Phoenix Edge SPVL	9 years, decreasing %, decreases to 0% in year 10

Cost of Insurance Charge – In accordance with terms of the contracts, NNY makes monthly deductions for costs of insurance to cover NNY’s anticipated mortality costs. Because a contract value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Monthly Mortality and Expense Risk Charge (“M&E” Fees) – The mortality and expense risk charge is typically deducted daily from contract value allocated to the variable subaccounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, Nassau will make either monthly or daily deductions.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying statements of changes in net assets.

B. Optional Rider and Benefit Charges

NNY may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.

C. Daily M&E and Administrative Fees

As mentioned above, the M&E is typically deducted daily from contract value allocated to the variable subaccounts. These expenses are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values.

Below is a table that summarizes the guaranteed maximum annual equivalent M&E Fees deductions for the various plans offered by NNY:

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions (continued)

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Corporate Edge and Phoenix Executive VUL		0.90%
Estate Edge (Years 1-15)	0.80%
Estate Edge (Years 16+)	0.25%
Estate Strategies	0.40%
Executive Benefit VUL		0.90%
Flex Edge (Years 1-15)	0.80%
Flex Edge (Years 16+)	0.25%
Flex Edge Success (Years 1-15)	0.80%
Flex Edge Success (Years 16+)	0.25%
ICAP+ (Years 1-8)	0.60%
ICAP+ (Years 8+)	0.25%
Individual Edge (Year 1-15)	0.80%
Individual Edge (Years 16+)	0.25%
Joint Edge (Year 1-15)	0.80%
Joint Edge (Years 16+)	0.25%
Phoenix Benefit Choice VUL (Years 1-20)		0.50%
Phoenix Benefit Choice VUL (Years 21+)		0.25%
Phoenix Express VUL	0.48%
Phoenix Joint Edge VUL (Years 1-20)		0.50%
Phoenix Joint Edge VUL (Years 21+)		0.25%
RSVP Variable Life	0.60%
The Phoenix Edge	0.50%
The Phoenix Edge – SPVL		0.80%

D. Other Charges

NNY may deduct other charges depending on the policy terms.

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2023 and 2022, were as follows:

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Alger Capital Appreciation Portfolio	41,445	(138,152)	(96,707)	23,396	(144,764)	(121,368)
AMT Sustainable Equity Portfolio	758,036	(1,026,301)	(268,265)	1,114,274	(1,177,172)	(62,898)
Calvert VP S&P MidCap 400 Index Portfolio	78,451	(68,374)	10,077	56,975	(120,380)	(63,405)
DWS Equity 500 Index VIP	235,038	(508,257)	(273,219)	278,696	(651,095)	(372,399)
DWS Small Cap Index VIP	113,642	(53,538)	60,104	25,590	(23,687)	1,903
Federated Hermes Fund for U.S. Government
Securities II	429,261	(780,234)	(350,973)	490,604	(938,412)	(447,808)
Federated Hermes Government Money Fund II	2,326,447	(4,538,982)	(2,212,535)	3,570,192	(4,898,595)	(1,328,403)
Federated Hermes High Income Bond Fund II	123,722	(229,616)	(105,894)	103,029	(284,893)	(181,864)
Fidelity® VIP Contrafund® Portfolio	177,636	(879,941)	(702,305)	287,069	(715,839)	(428,770)
Fidelity® VIP Growth Opportunities Portfolio	401,833	(557,864)	(156,031)	767,628	(909,628)	(142,000)
Fidelity® VIP Growth Portfolio	230,659	(361,380)	(130,721)	137,127	(405,399)	(268,272)
Fidelity® VIP Investment Grade Bond Portfolio	757,151	(868,328)	(111,177)	656,375	(888,427)	(232,052)
Franklin Income VIP Fund	146,529	(337,951)	(191,422)	153,928	(280,052)	(126,124)
Franklin Mutual Shares VIP Fund	124,397	(403,609)	(279,212)	149,915	(391,304)	(241,389)
Goldman Sachs VIT Government Money Market	1,475	(4,274)	(2,799)	139	(5,308)	(5,169)
Guggenheim VT Long Short Equity Fund	3,350	(5,662)	(2,312)	3,143	(12,466)	(9,323)
Invesco V.I. American Franchise Fund	68,962	(289,391)	(220,429)	80,520	(161,840)	(81,320)
Invesco V.I. Capital Appreciation Fund	30,007	(77,895)	(47,888)	34,353	(56,248)	(21,895)
Invesco V.I. Core Equity Fund	12,135	(69,208)	(57,073)	12,340	(32,893)	(20,553)
Invesco V.I. Equity and Income Fund	34,524	(134,722)	(100,198)	86,971	(172,564)	(85,593)
Invesco V.I. Global Fund	33,842	(164,830)	(130,988)	113,769	(165,215)	(51,446)
Invesco V.I. Main Street Mid Cap Fund®	17,110	(52,212)	(35,102)	14,190	(63,986)	(49,796)
Invesco V.I. Main Street Small Cap Fund®	213,319	(336,219)	(122,900)	355,502	(428,692)	(73,190)
Lazard Retirement US Small Cap Equity Select Portfolio (b)	15,717	(13,869)	1,848	10,129	(31,228)	(21,099)

(b) Name change. See Note 2.

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Lord Abbett Series Fund Bond Debenture Portfolio	104,258	(160,960)	(56,702)	96,147	(260,536)	(164,389)
Lord Abbett Series Fund Growth and Income Portfolio	238,612	(557,349)	(318,737)	765,802	(1,107,673)	(341,871)
Lord Abbett Series Fund Mid Cap Stock Portfolio	63,996	(221,885)	(157,889)	126,166	(225,249)	(99,083)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	212,297	(115,541)	96,756	233,421	(261,250)	(27,829)
Morningstar Balanced ETF Asset Allocation Portfolio	229,068	(1,567,448)	(1,338,380)	862,330	(438,262)	424,068
Morningstar Growth ETF Asset Allocation Portfolio	544,371	(614,669)	(70,298)	699,645	(1,221,298)	(521,653)
Morningstar Income and Growth ETF Asset Allocation Portfolio	136,569	(116,165)	20,404	197,409	(434,715)	(237,306)
Neuberger Berman AMT Mid Cap Growth Portfolio	119,548	(156,215)	(36,667)	66,964	(108,017)	(41,053)
PIMCO CommodityReal Return® Strategy Portfolio	860,091	(734,947)	125,144	950,581	(1,251,918)	(301,337)
PIMCO Real Return Portfolio	60,554	(131,315)	(70,761)	71,486	(141,741)	(70,255)
PIMCO Total Return Portfolio	191,423	(485,059)	(293,636)	453,521	(547,356)	(93,835)
Rydex VT Inverse Government Long Bond Strategy Fund	6,027	(8,361)	(2,334)	87,474	(86,058)	1,416
Rydex VT Nova Fund	8,243	(2,719)	5,524	8,196	(9,166)	(970)
SA AB Growth Portfolio	1,443	(13,635)	(12,192)	1,600	(22,664)	(21,064)
SAST Capital Appreciation Portfolio	4	(60)	(56)	2	(311)	(309)
SAST Government & Quality Bond Portfolio	198	(116)	82	156	(105)	51
SAST Strategic Multi-Asset Income Portfolio	8	(118)	(110)	10	(128)	(118)
Templeton Developing Markets VIP Fund	41,274	(89,220)	(47,946)	87,735	(113,671)	(25,936)
Templeton Foreign VIP Fund	260,808	(442,487)	(181,679)	217,101	(450,033)	(232,932)
Templeton Growth VIP Fund	133,232	(358,873)	(225,641)	156,753	(269,903)	(113,150)
TVST Touchstone Balanced Fund	161,834	(51,519)	110,315	14,901	(48,462)	(33,561)
TVST Touchstone Bond Fund	406,256	(477,083)	(70,827)	183,337	(195,008)	(11,671)
TVST Touchstone Common Stock Fund	657,990	(855,522)	(197,532)	345,918	(504,240)	(158,322)
TVST Touchstone Small Company Fund	111,206	(164,644)	(53,438)	55,164	(160,964)	(105,800)
Virtus Duff & Phelps Real Estate Securities Series	62,982	(120,115)	(57,133)	92,412	(174,119)	(81,707)

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Virtus KAR Capital Growth Series	192,165	(867,658)	(675,493)	219,192	(972,632)	(753,440)
Virtus KAR Enhanced Core Equity Series	351,478	(1,139,686)	(788,208)	452,678	(1,162,452)	(709,774)
Virtus KAR Small-Cap Growth Series	70,107	(309,743)	(239,636)	69,904	(473,990)	(404,086)
Virtus KAR Small-Cap Value Series	228,646	(479,486)	(250,840)	302,058	(487,098)	(185,040)
Virtus Newfleet Multi-Sector Intermediate Bond Series	186,810	(368,462)	(181,652)	227,626	(558,996)	(331,370)
Virtus SGA International Growth Series	471,477	(855,560)	(384,083)	659,722	(843,377)	(183,655)
Virtus Strategic Allocation Series	58,761	(243,686)	(184,925)	66,528	(301,017)	(234,489)
Wanger Acorn	1,004,665	(437,427)	567,238	100,798	(403,269)	(302,471)
Wanger International	100,699	(263,987)	(163,288)	165,868	(255,940)	(90,072)
Wanger Select (a)	10,604	(1,182,300)	(1,171,696)	57,996	(99,459)	(41,463)

(a) Merger. See Note 2.

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding unit values and total returns. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2023, were as follows:

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Alger Capital Appreciation Portfolio
2023	1,781,027	4.60	7.49	8,789,357	-	-	0.80	41.98	43.21
2022	1,877,734	3.24	5.23	6,493,579	-	-	0.80	(37.09)	(36.53)
2021	1,999,102	5.15	8.24	10,940,267	-	-	0.80	18.17	19.13
2020	2,181,621	4.36	6.92	10,041,639	-	-	0.80	40.62	41.75
2019	2,400,180	3.10	4.88	7,826,137	-	-	0.80	32.51	33.58
AMT Sustainable Equity Portfolio
2023	2,575,350	1.60	1.66	4,222,549	0.08	-	0.80	25.98	26.72
2022	2,843,615	1.27	1.31	3,672,665	0.13	-	0.80	(19.62)	(18.63)
2021	2,906,513	1.58	1.61	4,611,209	0.18	-	0.80	22.18	23.16
2020	2,928,048	1.29	1.31	3,794,895	0.38	-	0.80	18.32	19.28
2019	3,206,274	1.09	1.10	3,507,131	0.29	-	0.80	9.24	9.86
Calvert VP S&P MidCap 400 Index Portfolio
2023	918,203	3.81	4.33	3,669,923	1.27	-	0.80	15.11	16.09
2022	908,126	3.31	3.73	3,134,612	0.92	-	0.80	(14.03)	(13.26)
2021	971,531	3.85	4.30	3,881,518	0.84	-	0.80	23.42	24.41
2020	1,008,644	3.12	3.46	3,254,649	1.24	-	0.80	12.42	13.32
2019	1,159,978	2.77	3.05	3,326,171	1.17	-	0.80	24.82	25.83

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

DWS Equity 500 Index VIP
2023	6,277,956	5.38	6.42	35,937,240	1.38	-	0.80	25.12	25.88
2022	6,551,175	4.30	5.10	29,854,487	1.25	-	0.80	(19.02)	(18.27)
2021	6,923,574	5.31	6.24	38,759,585	1.45	-	0.80	27.37	28.40
2020	7,164,066	4.17	4.86	31,266,479	1.65	-	0.80	17.15	18.10
2019	7,634,514	3.56	4.12	28,302,810	2.19	-	0.80	30.14	31.19
DWS Small Cap Index VIP
2023	563,401	3.13	3.56	1,869,921	1.06	-	0.80	15.93	16.72
2022	503,297	2.70	3.05	1,431,978	0.91	-	0.80	(21.51)	(20.57)
2021	501,394	3.44	3.84	1,804,126	0.82	-	0.80	13.59	14.50
2020	480,030	3.02	3.35	1,513,349	1.07	-	0.80	18.48	19.43
2019	487,555	2.55	2.81	1,294,746	1.09	-	0.80	24.22	25.22
Federated Hermes Fund for U.S. Government Securities II
2023	6,265,360	1.73	1.92	11,496,387	2.54	-	0.80	2.98	4.35
2022	6,616,333	1.66	1.84	11,687,326	1.89	-	0.80	(13.09)	(12.80)
2021	7,064,141	1.91	2.11	14,298,930	2.02	-	0.80	(2.83)	(2.04)
2020	7,336,025	1.97	2.15	15,144,591	2.50	-	0.80	4.37	5.21
2019	7,297,477	1.89	2.05	14,341,116	2.39	-	0.80	5.05	5.90
Federated Hermes Government Money Fund II
2023	15,954,751	0.98	1.09	16,596,289	4.44	-	0.80	4.26	3.81
2022	18,167,286	0.94	1.05	18,133,516	1.12	-	0.80	-	1.94
2021	19,495,689	0.94	1.03	19,305,255	0.00	-	0.80	(0.80)	-
2020	21,323,103	0.95	1.03	21,129,047	0.19	-	0.80	(0.60)	0.20
2019	20,268,552	0.95	1.03	20,146,538	1.64	-	0.80	0.83	1.64
Federated Hermes High Income Bond Fund II
2023	1,110,428	3.06	4.02	3,650,521	6.06	-	0.80	11.68	12.61
2022	1,216,322	2.74	3.57	3,573,008	5.78	-	0.80	(12.46)	(11.63)
2021	1,398,186	3.13	4.04	4,691,269	4.79	-	0.80	4.01	4.85
2020	1,411,534	3.01	3.86	4,527,464	6.04	-	0.80	4.74	5.59
2019	1,656,717	2.87	3.65	5,032,547	6.06	-	0.80	13.63	14.54

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Fidelity® VIP Contrafund® Portfolio
2023	7,184,092	5.63	8.09	43,190,551	0.39	-	0.80	32.16	33.50
2022	7,886,397	4.26	6.06	35,652,011	0.40	-	0.80	(26.93)	(26.46)
2021	8,315,167	5.83	8.24	51,244,258	0.05	-	0.80	26.69	27.71
2020	9,060,382	4.53	6.45	43,897,464	0.15	-	0.80	29.39	30.43
2019	9,899,030	3.50	4.95	36,920,796	0.35	-	0.80	30.40	31.45
Fidelity® VIP Growth Opportunities Portfolio
2023	3,155,649	5.39	8.45	18,161,056	-	-	0.80	44.12	45.44
2022	3,311,680	3.74	5.81	13,069,848	-	-	0.80	(38.69)	(38.19)
2021	3,453,680	6.10	9.40	21,908,328	-	-	0.80	10.93	11.83
2020	3,721,188	5.49	8.41	21,118,770	0.01	-	0.80	67.15	68.49
2019	4,116,730	3.29	4.99	13,935,781	0.06	-	0.80	39.57	40.70
Fidelity® VIP Growth Portfolio
2023	4,471,159	4.14	5.64	19,652,291	0.04	-	0.80	34.85	36.23
2022	4,601,880	3.07	4.14	14,918,088	0.51	-	0.80	(24.94)	(24.59)
2021	4,870,152	4.09	5.49	20,981,171	-	-	0.80	22.10	23.08
2020	5,224,343	3.27	4.46	18,337,792	0.06	-	0.80	42.60	43.75
2019	5,564,112	2.29	3.10	13,633,645	0.16	-	0.80	33.11	34.18
Fidelity® VIP Investment Grade Bond Portfolio
2023	4,809,635	1.52	1.75	8,004,096	2.56	-	0.80	4.83	6.06
2022	4,920,812	1.45	1.65	7,706,112	2.26	-	0.80	(13.69)	(12.70)
2021	5,152,864	1.68	1.89	9,265,052	1.94	-	0.80	(1.52)	(0.72)
2020	5,373,442	1.70	1.91	9,765,098	2.15	-	0.80	8.38	9.26
2019	5,111,839	1.57	1.74	8,532,446	2.55	-	0.80	8.70	9.58
Franklin Income VIP Fund
2023	1,344,351	2.32	2.68	3,308,816	5.03	-	0.80	7.91	8.94
2022	1,535,773	2.15	2.46	3,475,310	4.79	-	0.80	(6.52)	(5.75)
2021	1,661,897	2.30	2.61	3,978,978	4.71	-	0.80	15.82	16.75
2020	1,835,766	1.98	2.23	3,777,174	5.83	-	0.80	(0.11)	0.69
2019	2,090,006	1.99	2.22	4,277,298	5.38	-	0.80	15.13	16.06

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Franklin Mutual Shares VIP Fund
2023	3,005,857	3.91	3.71	12,208,062	1.87	-	0.80	12.68	13.46
2022	3,285,069	3.47	3.27	11,799,510	1.84	-	0.80	(8.20)	(7.37)
2021	3,526,458	3.78	3.53	13,727,383	2.87	-	0.80	18.21	19.17
2020	3,779,770	3.20	2.96	12,376,831	2.80	-	0.80	(5.80)	(5.04)
2019	4,054,274	3.40	3.12	14,013,957	1.83	-	0.80	21.59	22.57
Goldman Sachs VIT Government Money Market
2023	639,485	1.05	1.05	672,139	4.95	0.45	0.60	5.00	3.96
2022	642,284	1.00	1.01	645,618	1.56	0.45	0.60	1.01	2.02
2021	647,453	0.99	0.99	639,835	0.01	0.45	0.60	(0.59)	(0.44)
2020‡	912,898	1.00	1.00	911,784	0.29	0.45	0.60	(0.11)	(0.25)
Guggenheim VT Long Short Equity Fund
2023	54,887	2.26	2.66	130,934	0.26	-	0.80	11.88	12.71
2022	57,199	2.02	2.36	121,235	0.49	-	0.80	(15.13)	(14.49)
2021	66,522	2.38	2.76	165,192	0.67	-	0.80	22.81	23.80
2020	70,377	1.94	2.23	141,605	0.86	-	0.80	4.09	4.93
2019	70,924	1.86	2.13	136,392	0.57	-	0.80	4.69	5.54
Invesco V.I. American Franchise Fund
2023	2,217,077	3.80	4.17	8,938,925	-	-	0.80	39.71	40.88
2022	2,437,506	2.72	2.96	6,992,269	-	-	0.80	(31.66)	(31.16)
2021	2,518,826	3.98	4.30	10,510,611	-	-	0.80	11.03	11.93
2020	2,582,509	3.58	3.84	9,601,927	0.07	-	0.80	41.22	42.35
2019	2,731,034	2.54	2.70	7,128,560	-	-	0.80	35.66	36.76
Invesco V.I. Capital Appreciation Fund
2023	271,820	3.66	4.22	1,053,196	-	-	0.80	34.07	34.82
2022	319,708	2.73	3.13	920,834	-	-	0.80	(31.58)	(30.91)
2021	341,603	3.99	4.53	1,427,864	-	-	0.80	21.30	22.28
2020	339,354	3.29	3.70	1,163,970	-	-	0.80	35.15	36.24
2019	475,183	2.43	2.72	1,216,876	-	-	0.80	34.76	35.85

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Invesco V.I. Core Equity Fund
2023	378,218	3.14	3.63	1,275,632	0.72	-	0.80	22.18	23.47
2022	435,291	2.57	2.94	1,198,530	0.92	-	0.80	(21.17)	(20.54)
2021	455,844	3.26	3.70	1,582,463	0.67	-	0.80	26.72	27.74
2020	474,972	2.57	2.90	1,294,613	1.35	-	0.80	12.94	13.85
2019	504,106	2.28	2.54	1,203,766	0.91	-	0.80	27.93	28.96
Invesco V.I. Equity and Income Fund
2023	754,932	2.75	3.17	2,197,522	1.69	-	0.80	9.56	10.45
2022	855,130	2.51	2.87	2,267,782	1.42	-	0.80	(8.73)	(7.72)
2021	940,723	2.75	3.11	2,716,037	1.63	-	0.80	17.40	18.35
2020	989,261	2.34	2.63	2,426,437	2.23	-	0.80	8.77	9.65
2019	1,165,182	2.15	2.40	2,603,734	2.32	-	0.80	19.05	20.01
Invesco V.I. Global Fund
2023	700,343	2.94	3.38	2,167,868	-	-	0.80	33.64	34.13
2022	831,331	2.20	2.52	1,921,127	-	-	0.80	(32.52)	(31.89)
2021	882,777	3.26	3.70	3,023,404	-	-	0.80	14.25	15.17
2020	845,012	2.85	3.21	2,521,345	0.43	-	0.80	26.32	27.34
2019	983,811	2.26	2.52	2,311,209	0.64	-	0.80	30.40	31.45
Invesco V.I. Main Street Mid Cap Fund®
2023	594,967	3.12	3.64	1,973,385	0.29	-	0.80	13.45	14.47
2022	630,069	2.75	3.18	1,833,610	0.35	-	0.80	(14.86)	(14.29)
2021	679,865	3.23	3.71	2,315,951	0.45	-	0.80	22.26	23.24
2020	703,940	2.64	3.01	1,952,493	0.69	-	0.80	8.37	9.25
2019	853,059	2.44	2.75	2,152,117	0.50	-	0.80	24.28	25.28
Invesco V.I. Main Street Small Cap Fund®
2023	1,201,978	3.33	4.30	4,260,147	0.94	-	0.80	16.84	17.81
2022	1,324,878	2.85	3.65	3,963,902	0.26	-	0.80	(16.91)	(16.09)
2021	1,398,068	3.43	4.35	4,933,620	0.18	-	0.80	21.28	22.26
2020	1,476,001	2.82	3.56	4,280,422	0.38	-	0.80	18.68	19.64
2019	1,500,689	2.38	2.97	3,652,765	-	-	0.80	25.12	26.13

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Lazard Retirement US Small Cap Equity Select Portfolio (b)
2023	237,766	3.19	3.70	801,162	-	-	0.80	9.25	9.79
2022	235,918	2.92	3.37	725,187	-	-	0.80	(16.33)	(15.54)
2021	257,017	3.49	3.99	939,675	0.05	-	0.80	18.91	19.87
2020	267,985	2.93	3.32	820,742	0.20	-	0.80	5.91	6.76
2019	288,203	2.77	3.11	824,271	-	-	0.80	28.89	29.93
Lord Abbett Series Fund Bond Debenture Portfolio
2023	1,030,867	2.29	2.67	2,507,186	5.19	-	0.80	5.53	6.80
2022	1,087,569	2.17	2.50	2,497,440	4.27	-	0.80	(13.55)	(12.89)
2021	1,251,958	2.51	2.87	3,308,356	3.08	-	0.80	2.45	3.28
2020	1,219,486	2.45	2.78	3,134,688	3.85	-	0.80	6.45	7.30
2019	1,315,609	2.30	2.59	3,154,330	3.81	-	0.80	12.45	13.35
Lord Abbett Series Fund Growth and Income Portfolio
2023	4,480,546	2.98	3.46	14,206,286	0.95	-	0.80	12.45	13.07
2022	4,799,283	2.65	3.06	13,500,260	1.32	-	0.80	(10.17)	(9.47)
2021	5,141,154	2.95	3.38	15,921,052	1.04	-	0.80	27.99	29.02
2020	5,505,856	2.31	2.62	13,204,748	1.73	-	0.80	1.88	2.70
2019	5,857,655	2.26	2.55	13,735,734	1.65	-	0.80	21.51	22.49
Lord Abbett Series Fund Mid Cap Stock Portfolio
2023	1,476,055	2.75	3.20	4,291,816	0.47	-	0.80	14.58	15.52
2022	1,633,944	2.40	2.77	4,123,226	0.79	-	0.80	(12.09)	(11.22)
2021	1,733,027	2.73	3.12	4,952,518	0.58	-	0.80	27.67	28.70
2020	1,788,270	2.14	2.42	3,991,216	1.09	-	0.80	1.68	2.50
2019	2,157,760	2.10	2.37	4,697,393	0.89	-	0.80	21.66	22.64

(b) Name change. See Note 2.

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2023	1,439,603	2.39	2.66	3,668,772	1.71	-	0.80	16.02	17.18
2022	1,342,847	2.06	2.27	2,934,648	1.57	-	0.80	(13.81)	(13.36)
2021	1,370,676	2.39	2.62	3,436,114	1.11	-	0.80	17.39	18.33
2020	1,412,559	2.04	2.21	2,970,737	1.75	-	0.80	9.08	9.96
2019	1,631,806	1.87	2.01	3,134,876	1.57	-	0.80	21.19	22.17
Morningstar Balanced ETF Asset Allocation Portfolio
2023	4,749,892	1.85	2.05	9,273,320	1.88	-	0.80	12.12	12.64
2022	6,088,272	1.65	1.82	10,597,611	1.73	-	0.80	(13.61)	(12.92)
2021	5,664,204	1.91	2.09	11,320,314	1.47	-	0.80	9.90	10.79
2020	5,060,699	1.74	1.89	9,123,754	2.05	-	0.80	8.25	9.12
2019	5,500,926	1.60	1.73	9,111,732	2.02	-	0.80	15.33	16.26
Morningstar Growth ETF Asset Allocation Portfolio
2023	3,246,830	2.17	2.41	7,458,403	1.87	-	0.80	14.21	15.31
2022	3,317,128	1.90	2.09	6,587,657	1.64	-	0.80	(13.64)	(13.28)
2021	3,838,781	2.20	2.41	8,759,131	1.23	-	0.80	13.97	14.88
2020	3,970,602	1.93	2.10	7,892,357	2.07	-	0.80	9.12	10.01
2019	4,203,144	1.77	1.91	7,646,779	1.76	-	0.80	18.81	19.77
Morningstar Income and Growth ETF Asset Allocation Portfolio
2023	1,009,461	1.53	1.70	1,618,933	2.21	-	0.80	10.07	10.39
2022	989,057	1.39	1.54	1,439,331	1.74	-	0.80	(13.66)	(12.50)
2021	1,226,363	1.61	1.76	2,033,550	1.49	-	0.80	5.62	6.47
2020	1,142,315	1.52	1.65	1,795,433	2.05	-	0.80	7.56	8.43
2019	1,359,016	1.41	1.52	1,972,469	2.04	-	0.80	12.00	12.90
Neuberger Berman AMT Mid Cap Growth Portfolio
2023	502,216	1.93	2.06	997,072	-	-	0.80	16.97	17.71
2022	538,883	1.65	1.75	908,211	-	-	0.80	(29.49)	(28.86)
2021	579,936	2.34	2.46	1,380,470	-	-	0.80	11.82	12.72
2020	537,957	2.09	2.18	1,141,290	-	-	0.80	38.59	39.71
2019	483,226	1.51	1.56	737,506	-	-	0.80	31.42	32.48

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

PIMCO CommodityReal Return® Strategy Portfolio
2023	2,759,186	0.77	0.88	2,240,710	15.49	-	0.80	(8.33)	(8.33)
2022	2,634,042	0.84	0.96	2,297,122	20.85	-	0.80	7.69	9.09
2021	2,935,379	0.78	0.88	2,340,515	4.11	-	0.80	32.05	33.11
2020	3,102,324	0.59	0.66	1,868,211	6.13	-	0.80	0.42	1.23
2019	2,981,382	0.59	0.66	1,787,778	4.35	-	0.80	10.46	11.35
PIMCO Real Return Portfolio
2023	806,292	1.58	1.82	1,354,920	2.91	-	0.80	2.60	3.41
2022	877,053	1.54	1.76	1,427,200	6.92	-	0.80	(12.50)	(12.00)
2021	947,308	1.76	2.00	1,756,823	4.85	-	0.80	4.64	5.48
2020	918,411	1.69	1.70	1,623,245	1.33	-	0.80	10.71	11.60
2019	884,560	1.52	1.70	1,402,080	1.56	-	0.80	7.46	8.33
PIMCO Total Return Portfolio
2023	2,630,889	1.65	1.90	4,589,973	3.48	-	0.80	5.10	6.15
2022	2,924,525	1.57	1.79	4,836,407	2.51	-	0.80	(15.14)	(14.35)
2021	3,018,360	1.85	2.09	5,849,475	1.73	-	0.80	(2.15)	(1.36)
2020	2,979,162	1.89	2.12	5,877,677	2.03	-	0.80	7.67	8.54
2019	3,526,463	1.75	1.96	6,447,296	2.91	-	0.80	7.38	8.25
Rydex VT Inverse Government Long Bond Strategy Fund
2023	82,436	0.31	0.36	27,138	-	-	0.80	3.33	2.86
2022	84,770	0.30	0.35	26,842	-	-	0.80	50.00	45.83
2021	83,354	0.20	0.24	18,131	-	-	0.80	0.16	0.97
2020	79,515	0.20	0.24	17,211	0.29	-	0.80	(21.72)	(21.09)
2019	74,353	0.26	0.30	20,528	-	-	0.80	(13.98)	(13.29)
Rydex VT Nova Fund
2023	41,126	7.46	8.00	314,461	-	0.25	0.80	33.93	34.68
2022	35,602	5.57	5.94	201,140	0.42	0.25	0.80	(30.81)	(30.44)
2021	36,572	8.05	8.54	298,360	0.35	0.25	0.80	41.05	41.83
2020	37,217	5.70	6.02	215,045	0.86	0.25	0.80	19.07	19.73
2019	43,008	4.79	5.03	209,347	1.11	0.25	0.80	43.88	44.68

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

SA AB Growth Portfolio
2023	1,764,268	1.99	2.01	3,540,000	-	0.45	0.60	34.46	34.90
2022	1,776,460	1.48	1.49	2,651,937	-	0.45	0.60	(29.19)	(29.05)
2021	1,797,524	2.09	2.10	3,795,738	-	0.45	0.60	28.03	28.22
2020	1,948,757	1.63	1.64	3,192,773	-	0.45	0.60	34.80	35.01
2019	2,265,251	1.21	1.21	2,749,212	0.00	0.45	0.60	34.07	34.27
SAST Capital Appreciation Portfolio
2023	8,071	664.72	637.37	5,152,149	-	0.45	0.60	38.86	39.07
2022	8,127	478.70	458.31	3,730,695	-	0.45	0.60	(36.72)	(36.62)
2021	8,436	756.49	723.17	6,089,808	-	0.45	0.60	4.99	5.15
2020	8,641	720.50	687.73	5,952,012	-	0.45	0.60	63.55	63.79
2019	9,720	440.55	419.88	4,087,224	-	0.45	0.60	30.38	30.58
SAST Government & Quality Bond Portfolio
2023	3,519	63.31	63.31	222,805	2.27	0.45	0.45	4.59	4.59
2022	3,437	60.53	60.53	208,056	1.31	0.45	0.45	(13.80)	(13.80)
2021	3,386	70.22	70.22	238,190	1.65	0.45	0.45	(2.30)	(2.30)
2020‡	3,407	71.87	71.87	244,827	2.51	0.45	0.45	6.63	6.63
2019	3,633	67.40	67.40	244,856	2.51	0.45	0.45	6.84	6.84
SAST Strategic Multi-Asset Income Portfolio
2023	8,101	113.98	111.15	901,720	1.54	0.45	0.60	14.44	14.61
2022	8,211	99.60	96.98	797,567	0.87	0.45	0.60	(17.50)	(17.37)
2021	8,329	120.72	117.37	981,774	0.28	0.45	0.60	7.01	7.17
2020‡	11,435	112.81	109.51	1,253,863	1.09	0.45	0.60	17.41	17.59
2019	11,660	96.08	93.13	1,087,381	0.08	0.45	0.60	18.37	18.54
Templeton Developing Markets VIP Fund
2023	838,534	3.78	4.26	3,327,125	2.07	-	0.80	11.83	12.40
2022	886,480	3.38	3.79	3,137,828	2.63	-	0.80	(22.65)	(21.86)
2021	912,416	4.37	4.85	4,158,910	0.87	-	0.80	(6.49)	(5.74)
2020	893,906	4.68	5.15	4,342,348	4.24	-	0.80	16.25	17.18
2019	1,046,580	4.02	4.39	4,353,367	0.99	-	0.80	25.68	26.70

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Templeton Foreign VIP Fund
2023	3,018,192	2.22	2.28	6,866,342	3.21	-	0.80	20.00	21.28
2022	3,199,871	1.72	1.88	6,053,325	3.07	-	0.80	(8.51)	(7.84)
2021	3,432,803	1.88	2.04	7,047,913	1.88	-	0.80	3.33	4.16
2020	3,548,456	1.82	1.96	7,016,888	3.43	-	0.80	(1.95)	(1.16)
2019	3,899,789	1.86	1.98	7,813,363	1.73	-	0.80	11.63	12.53
Templeton Growth VIP Fund
2023	1,884,786	3.10	2.77	6,091,453	3.34	-	0.80	20.16	20.96
2022	2,110,427	2.58	2.29	5,626,174	0.16	-	0.80	(12.24)	(11.58)
2021	2,223,577	2.94	2.59	6,712,164	1.10	-	0.80	4.03	4.87
2020	2,348,719	2.82	2.47	6,777,989	3.04	-	0.80	4.95	5.80
2019	2,576,479	2.69	2.33	7,054,489	2.76	-	0.80	14.23	15.15
TVST Touchstone Balanced Fund
2023	703,315	2.71	2.91	2,012,550	1.49	0.25	0.80	17.83	18.29
2022	593,000	2.30	2.46	1,431,706	0.48	0.25	0.80	(16.67)	(16.04)
2021	626,561	2.76	2.93	1,808,519	0.22	0.25	0.80	16.14	16.78
2020	768,616	2.38	2.51	1,904,612	1.45	0.25	0.80	18.21	18.86
2019	734,331	2.01	2.11	1,534,248	1.79	0.25	0.80	21.82	22.50
TVST Touchstone Bond Fund
2023	977,495	1.45	1.65	1,504,657	4.74	-	0.80	5.07	5.77
2022	1,048,322	1.38	1.56	1,497,742	2.04	-	0.80	(14.29)	(13.81)
2021	1,059,993	1.61	1.81	1,755,303	2.62	-	0.80	(2.00)	(1.21)
2020	902,843	1.65	1.83	1,519,068	1.73	-	0.80	8.84	9.71
2019	918,751	1.51	1.67	1,417,769	1.31	-	0.80	9.58	10.46
TVST Touchstone Common Stock Fund
2023	1,857,242	4.02	4.84	7,971,438	0.43	-	0.80	25.63	26.70
2022	2,054,774	3.20	3.82	6,835,572	0.40	-	0.80	(18.37)	(17.67)
2021	2,213,096	3.92	4.64	8,937,610	0.54	-	0.80	26.83	27.85
2020	2,382,956	3.09	3.63	7,565,211	0.63	-	0.80	22.69	23.68
2019	2,530,690	2.52	2.93	6,529,905	0.56	-	0.80	27.55	28.58

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

TVST Touchstone Small Company Fund
2023	801,432	3.61	4.52	3,067,832	0.23	-	0.80	15.71	16.49
2022	854,870	3.12	3.88	2,795,190	0.03	-	0.80	(15.22)	(14.35)
2021	960,670	3.68	4.53	3,683,727	0.07	-	0.80	23.18	24.18
2020	1,058,183	2.99	3.65	3,279,706	0.16	-	0.80	17.75	18.70
2019	1,134,910	2.54	3.08	2,977,382	0.02	-	0.80	20.43	21.40
Virtus Duff & Phelps Real Estate Securities Series
2023	1,469,279	11.91	8.97	17,746,638	2.16	-	0.80	10.07	11.01
2022	1,526,412	10.82	8.08	16,669,597	0.96	-	0.80	(26.64)	(26.08)
2021	1,608,119	14.75	10.93	23,784,980	0.71	-	0.80	45.24	46.41
2020	1,728,980	10.16	7.46	17,524,387	1.15	-	0.80	(2.34)	(1.55)
2019	1,884,183	10.40	7.58	19,509,029	1.66	-	0.80	26.40	27.42
Virtus KAR Capital Growth Series
2023	9,309,565	14.08	3.99	133,181,551	-	-	0.80	33.59	34.80
2022	9,985,058	10.54	2.96	106,523,794	-	-	0.80	(36.62)	(36.07)
2021	10,738,498	16.63	4.63	179,958,096	-	-	0.80	11.24	12.14
2020	11,700,297	14.95	4.13	174,302,032	-	-	0.80	49.02	50.23
2019	12,839,953	10.03	2.75	128,214,291	-	-	0.80	38.75	39.87
Virtus KAR Enhanced Core Equity Series
2023	11,381,851	3.82	4.10	45,360,854	3.02	-	0.80	0.79	1.49
2022	12,170,059	3.62	4.04	47,953,931	2.51	-	0.80	(2.95)	(2.42)
2021	12,879,833	3.73	4.14	52,131,900	2.21	-	0.80	16.45	17.39
2020	14,172,436	3.21	3.52	48,963,776	1.71	-	0.80	13.99	14.91
2019	15,545,693	2.81	3.07	46,818,160	1.20	-	0.80	27.65	28.67
Virtus KAR Small-Cap Growth Series
2023	3,769,753	10.92	12.97	43,586,464	-	-	0.80	18.70	19.76
2022	4,009,389	9.20	10.83	38,882,232	-	-	0.80	(30.88)	(30.35)
2021	4,413,475	13.31	15.55	61,632,829	-	-	0.80	4.14	4.98
2020	4,895,457	12.78	14.81	65,361,062	-	-	0.80	43.49	44.64
2019	5,306,317	8.91	10.24	49,114,198	-	-	0.80	36.21	37.31

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Virtus KAR Small-Cap Value Series
2023	4,069,910	6.01	6.74	27,282,777	0.54	-	0.80	18.07	19.08
2022	4,320,750	5.09	5.66	24,382,111	0.20	-	0.80	(24.82)	(24.23)
2021	4,505,790	6.77	7.47	33,581,346	0.11	-	0.80	18.76	19.72
2020	4,966,527	5.70	6.24	30,944,114	1.09	-	0.80	28.61	29.65
2019	5,492,207	4.43	4.81	26,493,221	0.95	-	0.80	23.64	24.63
Virtus Newfleet Multi-Sector Intermediate Bond Series
2023	3,066,199	6.87	3.46	21,209,452	4.67	-	0.80	7.85	8.81
2022	3,247,851	6.37	3.18	20,708,036	3.28	-	0.80	(10.28)	(9.66)
2021	3,579,221	7.10	3.52	24,726,331	2.76	-	0.80	0.26	1.07
2020	3,804,617	7.08	3.48	26,021,535	3.28	-	0.80	5.68	6.53
2019	4,088,138	6.70	3.27	26,373,534	3.62	-	0.80	9.59	10.47
Virtus SGA International Growth Series
2023	6,167,974	5.31	2.67	33,307,639	0.10	-	0.80	17.22	18.14
2022	6,552,057	4.53	2.26	29,938,481	-	-	0.80	(19.40)	(18.71)
2021	6,735,712	5.62	2.78	37,765,061	-	-	0.80	7.45	8.32
2020	7,041,485	5.23	2.57	36,568,341	-	-	0.80	22.65	23.64
2019	7,424,586	4.26	2.08	31,173,672	0.83	-	0.80	17.59	18.54
Virtus Strategic Allocation Series
2023	2,904,584	10.92	3.60	31,758,921	1.13	-	0.80	21.20	22.45
2022	3,089,509	9.01	2.94	27,837,157	0.25	-	0.80	(31.12)	(30.50)
2021	3,323,998	13.08	4.24	43,398,348	0.39	-	0.80	6.71	7.57
2020	3,498,490	12.26	3.94	42,771,467	0.69	-	0.80	32.89	33.96
2019	3,694,048	9.22	2.94	33,927,883	1.23	-	0.80	25.04	26.05
Wanger Acorn
2023	4,528,929	8.82	6.92	40,752,560	-	-	0.80	20.82	21.62
2022	3,961,691	7.30	5.69	30,061,024	-	-	0.80	(34.00)	(33.45)
2021	4,264,162	11.06	8.55	48,775,993	0.74	-	0.80	8.03	8.90
2020	4,691,409	10.24	7.85	49,490,516	-	-	0.80	23.23	24.23
2019	5,192,800	8.30	6.32	44,286,916	0.26	-	0.80	30.05	31.10

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Wanger International
2023	2,688,104	7.20	5.05	19,868,342	0.32	-	0.80	15.94	16.90
2022	2,851,392	6.21	4.32	18,072,758	0.90	-	0.80	(34.36)	(33.84)
2021	2,941,464	9.46	6.53	28,242,916	0.55	-	0.80	17.86	18.81
2020	3,157,445	8.02	5.50	25,603,866	2.01	-	0.80	13.45	14.36
2019	3,403,766	7.07	4.81	24,269,660	0.82	-	0.80	28.95	29.99
Wanger Select (a)
2023	-	6.45	5.33	-	-	-	0.80	9.14	9.45
2022	1,171,696	5.91	4.87	6,377,761	-	-	0.80	(35.41)	(34.81)
2021	1,213,159	9.15	7.47	10,170,719	-	-	0.80	4.98	5.83
2020	1,375,119	6.92	7.06	10,845,229	0.76	-	0.80	25.64	26.65
2019	1,474,117	5.51	5.57	9,236,716	0.07	-	0.80	28.27	29.30

(a) Merger. See Note 2.

(‡) For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of Nassau Life Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise Nassau Life Variable Universal Life Account (the Separate Account) as of December 31, 2023, the related statements of operations and changes in net assets for each of the years in the two-year period then ended (or the period indicated in the Appendix), and the related notes including the financial highlights in Note 7 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of their operations and the changes in their net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut

April 17, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the

KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Appendix (2)

Alger Capital Appreciation Portfolio

AMT Sustainable Equity Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II

Federated Hermes High Income Bond Fund II

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Investment Grade Bond Portfolio

Franklin Income VIP Fund

Franklin Mutual Shares VIP Fund

Goldman Sachs VIT Government Money Market

Guggenheim VT Long Short Equity Fund

Invesco V.I. American Franchise Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Fund

Invesco V.I. Main Street Mid Cap Fund®

Invesco V.I. Main Street Small Cap Fund®

Lazard Retirement US Small Cap Equity Select Portfolio (1)

Lord Abbett Series Fund Bond Debenture Portfolio Lord

Abbett Series Fund Growth and Income Portfolio Lord

Abbett Series Fund Mid Cap Stock Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO CommodityReal Return® Strategy Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Rydex VT Inverse Government Long Bond Strategy Fund

Rydex VT Nova Fund

SA AB Growth Portfolio

SAST Capital Appreciation Portfolio

SAST Government & Quality Bond Portfolio

SAST Strategic Multi-Asset Income Portfolio

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Growth VIP Fund

TVST Touchstone Balanced Fund

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

TVST Touchstone Small Company Fund

Virtus Duff & Phelps Real Estate Securities Series

Virtus KAR Capital Growth Series

Virtus KAR Enhanced Core Equity Series

Virtus KAR Small-Cap Growth Series

Virtus KAR Small-Cap Value Series

Virtus Newfleet Multi-Sector Intermediate Bond Series

Virtus SGA International Growth Series

Virtus Strategic Allocation Series

Wanger Acorn

Wanger International

Wanger Select (statements of operations and changes in net assets for the period January 1, 2023 to April 21, 2023, merger date, and the year ended December 31, 2022)

(1) See Note 2 to the financial statements for the former name of the subaccount.

(2) Unless noted otherwise, statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2023.

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4262 © 2023 The Nassau Companies of New York	12-23